EXHIBIT 4.1

THE ROYAL BANK OF SCOTLAND PLC
as Issuer

THE ROYAL BANK OF SCOTLAND GROUP PLC
as Guarantor

TO

THE BANK OF NEW YORK MELLON,
acting through its London Branch
as Trustee

AMENDED AND RESTATED INDENTURE

Senior Debt Securities

August 13, 2010

THE ROYAL BANK OF SCOTLAND GROUP plc

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Senior Debt Securities Indenture, dated August 13, 2010.

Trust Indenture Act Section		Senior Debt Securities Indenture Section
§310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.08, 6.10
	(c)	Not Applicable
§311	(a)	6.13
	(b)	6.13
	(b)(2)	7.03(a), 7.03(b)
	(c)	Not Applicable
§312	(a)	7.01, 7.02(a)
	(b)	7.02(b)
	(c)	7.02(c)
§313	(a)	7.03(a)
	(b)	7.03(a)
	(c)	1.06, 7.03(a)
	(d)	7.03(b)
§314	(a)	7.04, 10.06
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(f)	Not Applicable
§315	(a)	6.01
	(b)	6.02, 7.03(a)
	(c)	6.01
	(d)	6.01
	(d)(1)	6.01
	(d)(2)	6.01
	(d)(3)	6.01
	(e)	5.14
§316	(a)(1)(A)	5.02, 5.12
	(a)(l)(B)	5.13
	(a)(2)	Not Applicable

Trust Indenture Act Section		Senior Debt Securities Indenture Section
	(a)(last sentence)	1.01
	(b)	5.08
§317	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03
§318	(a)	1.07

NOTE:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Senior Debt Securities Indenture.

TABLE OF CONTENTS

i

AMENDED AND RESTATED SENIOR DEBT SECURITIES INDENTURE, dated as of August 13, 2010 among THE ROYAL BANK OF SCOTLAND PLC, a corporation incorporated in Scotland with registered number SC090312 (the “Company”), THE ROYAL BANK OF SCOTLAND GROUP PLC, a corporation incorporated in Scotland with registered number SC045551 (the “Guarantor”) and THE BANK OF NEW YORK MELLON (previously named The Bank of New York), acting through its London Branch, a banking corporation duly organized and existing under the laws of the State of New York as Trustee (the “Trustee”), having its Corporate Trust Office at One Canada Square, London, E14 5AL.

WHEREAS, the Company, the Guarantor and the Trustee previously entered into an indenture, dated as of March 16, 2010 (the “Original Indenture”), under which the Company issued $2,000,000,000 of the Company’s 4.875% Senior Debt Securities due 2015 guaranteed by the Guarantor (the “March Senior Debt Securities”);

WHEREAS, Article 9(i) of the Original Indenture provides that the Company, the Guarantor and the Trustee may enter into one or more indentures supplemental to the Original Indenture to make certain provisions with respect to matters or questions arising under the Original Indenture, provided that any such action shall not adversely affect the interests of the Holders of Senior Debt Securities of any series in any material respect;

WHEREAS, the amendments contained herein do not adversely affect the interests of the Holders of Senior Debt Securities of any series in any material respect; and

WHEREAS, the Company and the Guarantor desire to amend the Original Indenture, including all exhibits thereto, solely as detailed in Annex I hereto (collectively, the “Amendments”);

NOW THEREFORE, the Company, the Guarantor and the Trustee agree that the Original Indenture is hereby amended and restated in its entirety to reflect the Amendments, so that, upon this Amended and Restated Indenture becoming effective, the Original Indenture shall be amended and restated in its entirety as follows:

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Senior Debt Securities Indenture to provide for the issuance from time to time of its senior debt securities (the “Senior Debt Securities”), to be issued in one or more series, represented by one or more Global Securities  without coupons for payments attached, or represented by definitive Senior Debt Securities  without coupons for payments attached, the amount and terms of each such series to be determined as hereinafter provided.

All things necessary to make this Senior Debt Securities Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done.

All things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Senior Debt Securities issued under this Senior Debt Securities Indenture, and authenticated and delivered hereunder, the valid obligations of the Guarantor, and to make this Senior Debt Securities Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

NOW, THEREFORE, THIS SENIOR DEBT SECURITIES INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Senior Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Senior Debt Securities as follows:

ARTICLE 1
Definitions and Other Provisions of General Application

Section 1.01 .  Definitions.  For all purposes of this Senior Debt Securities Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)           the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)           all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)           all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United Kingdom at the date of such computation and as applied by the Company;

(4)           the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Senior Debt Securities Indenture as a whole and not to any particular Article, Section or other subdivision; and

(5)           any reference to an “Article” or a “Section” refers to an Article or Section of this Senior Debt Securities Indenture.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.

“Additional Amounts” shall have the meaning set forth in Section 10.04.

“Additional Senior Debt Securities” has the meaning set forth in Section 3.12.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Member” means a member of, or participant in, any Depositary.

“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Senior Debt Securities. Initially the Trustee shall act as Authenticating Agent.

“Authorized Newspaper” means a newspaper in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used, which, in the United Kingdom, will be the Financial Times of London, if practicable, and which, in the United States, will be the Wall Street Journal, if practicable, and which, in Luxembourg, will be the Luxemburger Wort, if practicable and for so long as and only with respect to any Senior Debt Securities listed on the Luxembourg Stock Exchange, and if it shall be impracticable in the opinion of the Company to make any publication of any notice required hereby in any such newspaper, shall mean any publication or other notice in lieu thereof which is made or given with the approval of the Company which may include through the means of DTC, Euroclear and Clearstream.

“Board of Directors” means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Guarantor or the Company, as the case may be, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.

“Board Resolution” means a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Guarantor or the Company, as the case may be, to have been duly adopted by the Board of Directors or duly authorized committee thereof and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Business Day” means, with respect to any Place of Payment, except as may otherwise be provided in the form of Senior Debt Securities of any particular series, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Calculation Agent” means the Person, if any, authorized by the Company, to calculate the interest rate or other amounts from time to time in relation to any series of Senior Debt Securities.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company, by an Executive Officer of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee in which its corporate trust business is principally administered, which, with respect to The Bank of New York Mellon, acting through its London Branch, is currently located at One Canada Square, London E14 5AL (Attention: Corporate Trust Administration, facsimile:  +44 20 7964 2536) or, if a different Trustee is appointed for a particular series of Senior Debt Securities, the address set forth in the supplemental indenture naming the Trustee for that particular Series of Senior Debt Securities.

The term “corporation” includes corporations, associations, companies and business trusts.

“Default Interest” has the meaning specified in Section 3.07.

“Depositary” means, with respect to any series of Senior Debt Securities, a clearing agency that is designated to act as Depositary for the Global Securities evidencing all or part of such Senior Debt Securities as contemplated by Section 3.05.

“dollar” or “$” or any similar reference means the coin or currency of the United States which as at the time of payment is legal tender for the payment of public and private debts.

“DTC” means The Depository Trust Company or its nominee or its or their successor.

“euro” or “€” means the single currency of the participating member states in the Third Stage of European economic and monetary union pursuant to the Treaty establishing the European Community (as amended from time to time). “participating member states” means those member states of the European Union from time to time which adopt a single, shared currency in the Third Stage, as defined and identified in the EMU legislation.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Executive Officer” means, for each of the Company and the Guarantor, any Director, or the Group General Counsel, or the Group Secretary, or the Deputy Group Treasurer, or the Deputy Group Secretary, or any Assistant Secretary of the Group, or duly authorized Commissioner and Attorney of the Group in terms of the Commission and Power of Attorney from time to time in effect and registered in the Books of Council and Session, in Edinburgh, and, in each case, any other person authorized by a Board Resolution to carry out the functions such officer performs.

“Foreign Currency” means the euro or any currency issued by the government of any country (or a group of countries or participating member states) other than the United States which as at the time of payment is legal tender for the payment of public and private debts.

“Foreign Government Securities” means with respect to Senior Debt Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the participating member state or government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such participating member state or government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such participating member state or government. For the avoidance of doubt, for all purposes hereof, euro shall be deemed to have been issued by each participating member state from time to time.

“Global Security” means a global certificate evidencing all or part of a series of Senior Debt Securities, authenticated and delivered to the Holder and registered in the name of the Holder or its nominee.

“Guarantee” means the unconditional guarantee of the payment by the Guarantor of the principal of, any premium or interest on, and any Additional Amounts with respect to the Senior Debt Securities as set forth in Section 12.01 endorsed on a Senior Debt Security authenticated and delivered pursuant to this Senior Debt Securities Indenture, set forth in Section 2.02.

“Guarantor” means The Royal Bank of Scotland Group PLC, until a successor Person shall have become such pursuant to the applicable provisions of the Senior Debt Securities Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Guarantor Request” and “Guarantor Order” means, respectively, a written request or order signed in the name of the Guarantor, by an Executive Officer of the Guarantor, and delivered to the Trustee.

“Guarantor Taxing Jurisdiction” shall have the meaning set forth in  Section 12.02.

“Holder” means a Person in whose name a Senior Debt Security in global or definitive form is registered in the Senior Debt Security Register.

“Interest Payment Date”, when used with respect to any Senior Debt Security, means the Stated Maturity of any installment of interest on such Senior Debt Security.

“Maturity”, when used with respect to any Senior Debt Security, means the date, if any, on which the principal of such Senior Debt Security becomes due and payable as therein or herein provided, whether by call for redemption, winding-up of the Company or otherwise.

“Officer’s Certificate” means a certificate pursuant to a resolution of the Board of Directors delivered to the Trustee and signed by any Executive Officer.

“Opinion of Counsel” means a written opinion of legal advisors, who may be an employee of or legal advisors for the Company or other legal advisors acceptable to the Trustee.

“Original Issue Discount Security” means any Senior Debt Security which provides for an amount less than the principal amount to be due and payable upon a declaration of the Maturity thereof.

“Outstanding”, when used with respect to Senior Debt Securities or any series of Senior Debt Securities means (except as otherwise specified pursuant to Section 3.01), as of the date of determination, all Senior Debt Securities or all Senior Debt Securities of such series, as the case may be, theretofore authenticated and delivered under this Senior Debt Securities Indenture, except:

(i) Senior Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Senior Debt Securities, or portions thereof, for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company shall act as its own or authorized the Guarantor to act as, Paying Agent) for the Holders of such Senior Debt Securities; provided, that, if such Senior Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Senior Debt Securities Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Senior Debt Securities which have been paid pursuant to Section 11.06 or in exchange for or in lieu of which other Senior Debt Securities have been authenticated and delivered pursuant to this Senior Debt Securities Indenture, other than any such Senior Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Senior Debt Securities are held by a bona fide purchaser in whose hands such Senior Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Senior Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of a Senior Debt Security denominated in a Foreign Currency shall be the dollar equivalent, determined on the date of original issuance of such Senior Debt Security, of the principal amount of such Senior Debt Security; and (ii) Senior Debt Securities beneficially owned by the Company, the Guarantor or any other obligor upon the Senior Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Senior Debt Securities for which a Responsible Officer of the Trustee has received an Officer’s Certificate stating that such Senior Debt Securities are so beneficially owned shall be so disregarded; provided, further, however, that Senior Debt Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Senior Debt Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Senior Debt Securities or any Affiliate of the Company, the Guarantor or of such other obligor.

“Paying Agent” means any Person (which may include the Company or the Guarantor) authorized by the Company to pay the principal of (and premium, if any) or interest, if any on any Senior Debt Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Senior Debt Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Senior Debt Securities of that series are payable as specified pursuant to Section 3.01 or, if not so specified, as specified in Section 10.02.

“Predecessor Security” of any particular Senior Debt Security means every previous Senior Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Senior Debt Security; and, for the purposes of this definition, any Senior Debt Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Senior Debt Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Senior Debt Security.

“Redemption Date”, when used with respect to any Senior Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Senior Debt Securities Indenture.

“Redemption Price”, when used with respect to any Senior Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Senior Debt Securities Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on Senior Debt Securities of any series means the date specified for the purpose pursuant to Section 3.01.

“Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee assigned to or working in the corporate trust department of the Trustee or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Senior Debt Securities Indenture.

“Senior Debt Securities” has the meaning set forth in the recitals herein and more particularly means any series of Senior Debt Securities issued, authenticated and delivered under this Senior Debt Securities Indenture.

“Senior Debt Securities Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and forms of particular series of Senior Debt Securities established pursuant to Section 3.01.

“Senior Debt Security” means one of the Senior Debt Securities.

“Senior Debt Security Register” and “Senior Debt Security Registrar” have the respective meanings specified in Section 3.05.

“Special Record Date”, when used for the payment of any Default Interest on Senior Debt Securities of any series, means the date specified by the Company for the purpose pursuant to Section 3.07.

“Stated Maturity”, when used with respect to any Senior Debt Security or any installment of principal thereof or interest thereon, means the date or dates, if any, specified in, or determined in accordance with the terms of, such Senior Debt Security as the fixed date or dates on which the principal of such Senior Debt Security or such installment of principal or interest is due and payable.

“Subsidiary” has the meaning attributed thereto by Section 1159 of the Companies Act 2006 of Great Britain as in force at the date as of which this instrument was executed.

“Taxing Jurisdiction” has the meaning specified in Section 10.04.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Senior Debt Securities Indenture, and thereafter “Trustee” shall mean the Person who is then the Trustee hereunder, or, if a different Trustee is appointed for a particular series of Senior Debt Securities, the Trustee named in the relevant indenture supplemental hereto as the Trustee for that particular series of Senior Debt Securities and if at any time there is more than one such Person, “Trustee” shall mean and include each such Person; and “Trustee” as used with respect to the Senior Debt Securities of any series shall mean the Trustee with respect to the Senior Debt Securities of such series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

“United States” and “U.S.” mean the United States of America and, except in the case of Sections 6.09 and 6.14, its territories and possessions.

“U.S. Government Obligations” means noncallable (i) direct obligations of the United States for which its full faith and credit are pledged and/or (ii)

obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

Section 1.02 .  Compliance Certificates and Opinions.  Upon any application or request by the Company to the Trustee to take any action under any provision of this Senior Debt Securities Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Senior Debt Securities Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of the legal advisor rendering such opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Senior Debt Securities Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Senior Debt Securities Indenture (other than Section 10.06) shall include:

(a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 1.03 .  Form of Documents Delivered to Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of,

any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion or representations are based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Senior Debt Securities Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 .  Acts of Holders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Senior Debt Securities Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company or the Guarantor or to both of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Senior Debt Securities Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Senior Debt Securities shall be proved by the Senior Debt Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Senior Debt Security shall bind every future Holder of the same Senior Debt Security and the Holder of every Senior Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Senior Debt Security Registrar, any Paying Agent, any Authenticating Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Senior Debt Security or such other Senior Debt Security.

Section 1.05 .  Notices, Etc. to Trustee, Company or Guarantor.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Senior Debt Securities Indenture to be made upon, given or furnished to, or filed with,

(a) the Trustee by any Holder or by the Company or Guarantor shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (which may be via facsimile) to the Trustee at its Corporate Trust Office and the Trustee agrees to accept and act upon facsimile transmission of written instructions pursuant to this Senior Debt Securities Indenture; provided, however, that (x) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Trustee in a timely manner, and (y) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions; or

(b) the Company or Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class air mail postage prepaid, to the Company or the Guarantor, to RBS Gogarburn, P.O. Box 1000, Edinburgh EH12 1HQ (Attention: Group Secretariat) or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

Section 1.06 .  Notice to Holders; Waiver.  When this Senior Debt Securities Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in writing and mailed, first-class postage prepaid, to each Holder of a Senior Debt

Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a).

For so long as the Senior Debt Securities of any series are represented by Global Securities, the Company will deliver a copy of all notices with respect to such series to the Holder (if the address of such Holder is known to the Company).

When notice to Holders of Senior Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Senior Debt Securities Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07 .  Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Senior Debt Securities Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Senior Debt Securities Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Senior Debt Securities Indenture were executed at such future time, the Company, the Guarantor and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section 9.01 to change or eliminate (in whole or in part) such provision or limitation of this Senior Debt Securities Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article Nine) no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c), (d)(l), (d)(2), (d)(3) and (e), 316(a)(1)(A), (a)(l)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Senior Debt Securities Indenture was executed may be so changed or eliminated.

Section 1.08 .  Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09 .  Successors and Assigns.  All covenants and agreements in this Senior Debt Securities Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

Section 1.10 .  Separability Clause.  In case any provision in this Senior Debt Securities Indenture or in the Senior Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11 .  Benefits of Senior Debt Securities Indenture.  Nothing in this Senior Debt Securities Indenture, in the Senior Debt Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Senior Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Senior Debt Securities Indenture.

Section 1.12 .  Governing Law.  This Senior Debt Securities Indenture, the Senior Debt Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Senior Debt Securities Indenture, the Senior Debt Securities and the Guarantees shall be governed by (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of the Company, the Guarantor and the Trustee, as the case may be.

Section 1.13 .  Saturdays, Sundays and Legal Holidays.  The terms of the Senior Debt Securities shall provide that, in any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity, of a Senior Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Senior Debt Securities Indenture or the Senior Debt Securities other than a provision in the Senior Debt Securities that specifically states that such provision shall apply in lieu of this Section) payments of interest, if any (and premium, if any) or principal and the exchange of the Senior Debt Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment (or such other Business Day as shall be provided in such Senior Debt Security) with the same force and effect as if made on such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be.

Section 1.14 .  Appointment of Agent for Service.  Each of the Company and the Guarantor has designated and appointed John Fawcett, Chief Financial Officer, Citizens Financial Group, Inc., 600 Washington Boulevard, Stamford, Connecticut, 06901, as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Senior Debt Securities or this Senior Debt Securities Indenture, but for that purpose only, and agrees that service of process upon said John Fawcett shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York, New York. Such appointment shall be irrevocable so long as any of the Senior Debt Securities remain Outstanding until the appointment of a successor by the Company or the Guarantor and such successor’s acceptance of such appointment. Upon such acceptance, the Company or the Guarantor shall notify the Trustee of the name and address of such successor. Each Company and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said John Fawcett in full force and effect so long as any of the Senior Debt Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action. The Company and the Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit or proceeding.

Section 1.15 .  Calculation Agent.  If the Company appoints a Calculation Agent pursuant to Section 3.01 with respect to any series of Senior Debt Securities, any determination of the interest rate on, or other amounts in relation to, such series of Senior Debt Securities in accordance with the terms of such series of Senior Debt Securities by such Calculation Agent shall (in the absence of manifest error, bad faith or willful misconduct) be binding on the Company, the Guarantor, the Trustee and all Holders and (in the absence of manifest error, bad faith or willful misconduct) no liability to the Holders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

ARTICLE 2
Senior Debt Security Forms

Section 2.01 .  Forms Generally.  The Senior Debt Securities of each series shall be issuable as registered securities without coupons and in such forms as shall be established by or pursuant to a Board Resolution, or an Officer’s Certificate, or in one or more indentures supplemental hereto, pursuant to Section 3.01, in each case with such insertions, omissions, substitutions and other variations as are required or permitted by this Senior Debt Securities Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or rule or regulation made pursuant thereto or with the rules of any securities exchange or Depositary therefor, or as may, consistently herewith, be determined by the officers executing such Senior Debt Securities, all as evidenced by any such execution.

The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.03 or Section 6.14.

The Guarantee by the Guarantor to be endorsed on the Senior Debt Securities of each series shall be substantially in the form set forth in this Article, or as shall be established by or pursuant to a Board Resolution or Officer’s Certificate of the Guarantor, or in one of more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Senior Debt Securities Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer or officers executing such Guarantees, as evidences by the officer’s or officers’ execution (whether by facsimile or otherwise) of the Guarantees.

The definitive Senior Debt Securities and Guarantees shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Senior Debt Securities may be listed, all as determined by the officers executing such Senior Debt Securities and Guarantees, as evidenced by their execution thereof.

Section 2.02 .  Form of Guarantee.  The Guarantee shall be in substantially the following form:

GUARANTEE OF THE ROYAL BANK OF SCOTLAND GROUP plc

THE ROYAL BANK OF SCOTLAND GROUP plc (herein called the “Guarantor,” which term includes any successor person under the Indenture (as defined on the reverse hereof)) hereby unconditionally guarantees (the “Guarantee”) to each holder of this Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under the Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under the Indenture, (including but not limited to, the fees, expenses and indemnities of the Trustee) the Guarantor hereby agrees to pay, or cause any such payment to be made, punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company in accordance with the terms of such Senior Debt Security and of the Indenture.

Unless otherwise defined herein, all terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:
Executed by THE ROYAL BANK OF SCOTLAND GROUP PLC at

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

Section 2.03 .  Form of Trustee’s Certificate of Authentication.  The Trustee’s certificate of authentication shall be in substantially the following form.

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated:

[NAME OF APPLICABLE TRUSTEE] as Trustee

By:
Authorized Signatory

ARTICLE 3
The Senior Debt Securities

Section 3.01 .  Amount Unlimited; Issuable in Series.  The aggregate principal amount of Senior Debt Securities which may be authenticated and delivered under this Senior Debt Securities Indenture is unlimited. The Senior Debt Securities may be issued in one or more series.

There shall be established by or pursuant to Board Resolutions of the Company or established by an Officer’s Certificate or established in one or more indentures supplemental hereto, prior to the initial issuance of Senior Debt Securities of any series:

(a) the title of the Senior Debt Securities of the series (which shall distinguish the Senior Debt Securities of the series from all other Senior Debt Securities);

(b) any limit upon the aggregate principal amount of the Senior Debt Securities of the series which may be authenticated and delivered under this Senior Debt Securities Indenture (except for Senior Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Senior Debt Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Senior Debt Securities which, pursuant to Section 3.03 are deemed never to have been authenticated and delivered hereunder);

(c) the date or dates, if any, on which the principal of (and premium, if any, on) the Senior Debt Securities of the series is payable;

(d) the rate or rates, if any, at which the Senior Debt Securities of the series shall accrue interest or the manner of calculation of such rate or rates, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, if other than as specified in Section 3.07 and the Regular Record Date for the interest payable on any Interest Payment Date and any dates required to be established pursuant to Section 7.01;

(e) whether any premium, upon redemption or otherwise, shall be payable by the Company on Senior Debt Securities of the series;

(f) the place or places where the principal of (and premium, if any) and any interest on Senior Debt Securities of the series shall be payable, and the Paying Agent or Paying Agents who shall be authorized to pay principal of (and premium, if any) and interest on Senior Debt Securities of such series, at least one of such Paying Agents having an office or agency in the Borough of Manhattan, The City of New York;

(g) other than with respect to any redemption of the Senior Debt Securities pursuant to Section 11.08, whether or not such series of Senior Debt Securities are to be redeemable, in whole or in part, at the Company’s option and, if so redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which, Senior Debt Securities of the series may be redeemed, including the date referred to in Section 11.08;

(h) the obligation, if any, of the Company to redeem or purchase Senior Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Senior Debt Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(i) if other than denominations of $1,000 and any multiple thereof, the denominations in which Senior Debt Securities of the series in each applicable form shall be issuable;

(j) if other than the principal amount thereof, the portion, or the manner of calculation of such portion, of the principal amount of Senior Debt Securities of the series which shall be payable upon a declaration of acceleration or acceleration of the Maturity thereof pursuant to Section 5.02, upon redemption of Senior Debt Securities of any series which are redeemable before their Stated Maturity, or which the Trustee shall be entitled to file and prove a claim pursuant to Section 5.04;

(k) if Additional Amounts, pursuant to Section 10.04, will not be payable;

(l) the terms, if any, on which such Senior Debt Securities may or shall be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company or another entity or other entities, into a basket or baskets of such securities, into an index or indices of such securities, into the cash value therefor or into any combination of the foregoing, any specific terms relating to the adjustment thereof and the period during which such Senior Debt Securities may or shall be so converted or exchanged;

(m) if other than dollars, provisions, if any, for the Senior Debt Securities of the series to be denominated, and payments thereon to be made, in Foreign Currencies and specifying the manner and Place of Payment thereon and any other terms with respect thereto;

(n) if other than the coin or currency in which the Senior Debt Securities of that series are denominated, the coin or currency in which payment of the principal of (and premium, if any) or interest, if any, on the Senior Debt Securities of such series shall be payable;

(o) if the principal of (and premium, if any) or interest, if any, on the Senior Debt Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Senior Debt Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

(p) whether the Senior Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and the initial Holder with respect to such Global Security or Senior Debt Securities;

(q) if the Senior Debt Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Senior Debt Security of such series or otherwise) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(r) if the amounts of payments of principal of (and premium, if any) or interest, if any, on the Senior Debt Securities of the series may be determined with reference to an index or are otherwise not fixed on the original issue date thereof, the manner in which such amounts shall be determined and the Calculation Agent, if any, who shall be appointed and authorized to calculate such amounts;

(s) any other Events of Default or covenants with respect to the Senior Debt Securities of such series and, if other than as specified in this Senior Debt Securities Indenture, the terms thereof;

(t) the forms of Senior Debt Securities of the series;

(u) any other terms of the series (which terms shall not be inconsistent with the provisions of this Senior Debt Securities Indenture, except as permitted by Section 9.01(d)); and

(v) the Trustee for such series of Senior Debt Securities who shall also be named in an indenture supplemental hereto for a particular series of Senior Debt Securities if the Trustee for such series is not the Trustee named in the first paragraph of this Senior Debt Securities Indenture.

All Senior Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such action or in any such Officer’s Certificate or indenture supplemental hereto.

If the forms of Senior Debt Securities of any series, or any of the terms thereof, are established by action taken pursuant to a Board Resolution, a copy of the Board Resolution in respect thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order pursuant to Section 3.03 for the authentication and delivery of such Senior Debt Securities.

Section 3.02 .  Denominations.  The Senior Debt Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to Senior Debt Securities of any series, the Senior Debt Securities of each series shall be issuable in denominations of $1,000 each and any integral multiple thereof. Unless otherwise specified in accordance with Section 3.01, any Global Security issued and delivered to the Holder shall be issued in the form of units with each $1,000 principal amount of such Global Security constituting one unit.

Section 3.03 .  Execution, Authentication, Delivery and Dating.  The Senior Debt Securities shall be executed on behalf of the Company by any Executive Officer. The signature of any Executive Officer on the Senior Debt Securities may be manual or facsimile. Senior Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Senior Debt Securities.

At any time and from time to time after the execution and delivery of this Senior Debt Securities Indenture, the Company may deliver Senior Debt Securities of any series executed by the Company having endorsed thereon Guarantees by the Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Senior Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Senior Debt Securities. In authenticating such Senior Debt Securities and accepting the additional responsibilities under this Senior Debt Securities Indenture in relation to such Senior Debt Securities the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that (a) the form and terms thereof have been established in conformity with the provisions of this Senior Debt Securities Indenture and (b) that such Senior Debt Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company and the Guarantor enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditor's rights and by general principles of equity.

The Trustee shall not be required to authenticate such Senior Debt Securities if the issue of such Senior Debt Securities pursuant to this Senior Debt Securities Indenture will affect the Trustee’s own rights, duties or immunities under the Senior Debt Securities and this Senior Debt Securities Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Each Senior Debt Security shall be dated the date of its authentication.

No Senior Debt Security appertaining thereto shall be entitled to any benefit under this Senior Debt Securities Indenture or be valid or obligatory for any purpose unless there appears on such Senior Debt Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Senior Debt Security shall be conclusive evidence, and the only evidence, that such Senior Debt Security has been duly authenticated and delivered hereunder and that such Senior Debt Security is entitled to the benefits of this Senior Debt Securities Indenture.  Notwithstanding the foregoing, if any Senior Debt Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Senior Debt Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Senior Debt Securities Indenture, such Senior Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefit of this Senior Debt Securities Indenture.

Section 3.04 .  Temporary Senior Debt Securities.  Pending the preparation of definitive Senior Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Senior Debt Securities substantially of the tenor of the definitive Senior Debt Securities in lieu of which they are issued, and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor substantially of the tenor of the definitive Guarantees, which Senior Debt Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Senior Debt Securities shall be issuable as Senior Debt Securities without coupons attached in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Senior Debt Securities may determine, all as evidenced by such execution.

If temporary Senior Debt Securities of any series are issued, the Company will cause, if so required by the terms of such temporary Senior Debt Securities, definitive Senior Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Senior Debt Securities of such series, the temporary Senior Debt Securities of such series shall be exchangeable for definitive Senior Debt Securities of such series containing identical terms and provisions upon surrender of the temporary Senior Debt Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Senior Debt Securities of any series the Company shall execute, the Guarantor shall endorse the Guarantee on, and the Trustee shall authenticate and deliver in exchange therefor, a like aggregate principal amount of definitive Senior Debt Securities of the same series of authorized denominations containing identical terms and provisions. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Senior Debt Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Senior Debt Securities Indenture as definitive Senior Debt Securities of such series.

Section 3.05 .  Registration, Registration of Transfer and Exchange.

(a) Global Securities. This Section 3.05(a) shall apply to Global Securities unless otherwise specified, as contemplated by Section 3.01.

Except as otherwise specified, as contemplated by Section 3.01 hereof, the Senior Debt Securities shall be initially issued and represented by one or more Global Securities , without Coupons attached thereto, which shall be authenticated as contemplated by this Senior Debt Securities Indenture.

Each Global Security authenticated under this Senior Debt Securities Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Senior Debt Security for all purposes of this Senior Debt Securities Indenture.  Except as otherwise specified, as contemplated by Section 3.01 hereof, each Global Security authenticated under this Senior Debt Securities Indenture shall be initially registered in the name of DTC only.

Unless the Global Security is presented by an authorized representative of the Holder to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of a nominee of the Holder and any payment is made to such nominee, any transfer, pledge or other use of the Global Security for value or otherwise shall be wrongful since the registered owner of such Global Security, the nominee of the Holder, has an interest in such Global Security.

Except as otherwise specified, as contemplated by Section 3.01 hereof, any Global Security shall be exchangeable for definitive Senior Debt Securities only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section only (i) if the relevant Depositary notifies the Trustee that it is unwilling or unable to continue to act as Depositary, (ii) if, in the event of a winding-up of the Company, the Company fails to make a payment on the Senior Debt Securities when due, or (iii) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Senior Debt Securities of that series .  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for, unless otherwise specified or contemplated by Section 3.01, definitive Senior Debt Securities  bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the

Global Security so exchangeable. Definitive Senior Debt Securities shall be registered in the names of the owners of the beneficial interests in such Global Securities as such names are from time to time provided by the Holder to the Trustee.

Any Global Security that is exchangeable pursuant to the preceding paragraph, unless otherwise specified as contemplated by Section 3.01, shall be exchangeable for Senior Debt Securities issuable in authorized denominations of a like aggregate principal amount and tenor.

No Global Security may be transferred except as a whole by the Holder to a nominee of the Holder or by the Holder or any such nominee to a successor of the Holder or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Senior Debt Securities in definitive form and will not be considered the holders thereof for any purpose under this Senior Debt Securities Indenture.

In the event that a Global Security is surrendered for redemption or exchange for stock or other securities of the Company or another entity or other entities in part pursuant to Section 11.07, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed or unexchanged portion of the principal of the Global Security so surrendered.

The Agent Members and any other beneficial owners shall have no rights under this Senior Debt Securities Indenture with respect to any Global Security held on their behalf by a Holder, and such Holder may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between any such Holder or other clearance service and its Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Senior Debt Securities Indenture.

In connection with any exchange of interests in a Global Security for definitive Senior Debt Securities of another authorized form, as provided in this Section 3.05(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Senior Debt Securities in aggregate principal amount equal to the principal amount of such Global Security or the portion to be exchanged executed by the Company.  On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Holder to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Senior Debt Securities without charge in which case the Company or Trustee may require payment of any taxes or governmental charges arising) and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of definitive Senior Debt Securities of authorized denominations as the portion of such Global Security to be exchanged.  Any Global Security that is exchangeable pursuant to this Section 3.05 shall be exchangeable for Senior Debt Securities issuable in the denominations specified as contemplated by Section 3.01 and registered in such names as the Holder of such Global Security shall direct.  If a definitive Senior Debt Security  is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Senior Debt Security, but will be payable on such Interest Payment Date only to the person to whom payments of interest in respect of such portion of such Global Security are payable.

A Depositary may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Senior Debt Securities Indenture with respect to the Senior Debt Securities.

(b) Except as otherwise specified pursuant to Section 3.01, Senior Debt Securities of any series may only be exchanged for a like aggregate principal amount of Senior Debt Securities of such series of other authorized denominations containing identical terms and provisions. Senior Debt Securities to be exchanged shall be surrendered at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, and the Company shall execute, and if applicable, the Guarantor shall endorse the Guarantee thereon, and the Trustee shall authenticate and deliver, in exchange therefor the Senior Debt Security or Senior Debt Securities of the same series which the Holder making the exchange shall be entitled to receive.

Except as otherwise specified pursuant to Section 3.01, the Company shall cause to be kept in the principal corporate trust office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Senior Debt Security Register” provided, no such Senior Debt Security Register shall be maintained in any office or agency in the United Kingdom other than in Scotland) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Senior Debt Securities and of transfers of such Senior Debt Securities. Except as otherwise specified pursuant to Section 3.01, the Trustee is hereby appointed “Senior Debt Security

Registrar” for the purpose of registering Senior Debt Securities  and transfers of Senior Debt Securities  as herein provided.

Senior Debt Securities shall be transferable only on the Senior Debt Security Register.  Upon surrender for registration of transfer of any Senior Debt Security of any series, together with the form of transfer endorsed on it, duly completed and executed at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and if applicable, the Guarantor shall endorse the Guarantee thereon, and the Trustee shall authenticate and deliver to the address specified in the formal transfer, within three Business Days, in the name of the designated transferee or transferees, one or more new Senior Debt Securities of the same series of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount.

If only part of a Senior Debt Security is transferred, a new Senior Debt Security of an aggregate principal amount equal to the amount not being transferred shall be executed by the Company, and authenticated and delivered by the Trustee to the transferor, in the name of the transferor, within three Business Days after the Trustee acting as Paying Agent pursuant to Section 10.02 receives the Senior Debt Security.  The new Senior Debt Security will be delivered to the transferor by uninsured post at the risk of the transferor to the address of the transferor appearing in the Senior Debt Security Register.  A new Senior Debt Security of an aggregate principal amount equal to the amount being transferred shall be delivered by the Trustee to the transferee, in the name of the transferee, within three Business Days after the Trustee acting as Paying Agent pursuant to Section 10.02 receives the Senior Debt Security.  The new Senior Debt Security will be delivered to the transferee by uninsured post at the risk of the transferee to the address of the transferee specified in the form of transfer.

All Senior Debt Securities issued upon any registration of transfer or exchange of Senior Debt Securities shall be the valid obligations of the Company, and the Guarantor, respectively evidencing the same debt, and entitled to the same benefits under this Senior Debt Securities Indenture, as the Senior Debt Securities surrendered upon such registration of transfer or exchange.

Every Senior Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Senior Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Debt

Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange any Senior Debt Security of any series during a period beginning at the opening of business 15 days before the day of the giving of a notice of redemption of Senior Debt Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the day of the giving of such notice, or (ii) to register the transfer of or exchange any Senior Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Senior Debt Securities being redeemed in part.

Section 3.06 .  Mutilated, Destroyed, Lost and Stolen Senior Debt Securities.  If any mutilated Senior Debt Security (including any Global Security) is surrendered to the Trustee, the Company may execute and the Trustee shall, in the case of a Senior Debt Security, authenticate and deliver in exchange therefor a new Senior Debt Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company, the Guarantor and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Senior Debt Security (including any Global Security) and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Senior Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Senior Debt Security a new Senior Debt Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Senior Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Senior Debt Security, pay such Senior Debt Security.

Upon the issuance of any new Senior Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Senior Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Senior Debt Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Senior Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Senior Debt Securities Indenture equally and proportionately with any and all other Senior Debt Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Debt Securities.

Section 3.07 .  Payment; Interest Rights Preserved.  Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, interest, if any, on any Senior Debt Securities which is payable, and is paid or duly provided for, on any Interest Payment Date shall be paid, to the Holder at the close of business on the Regular Record Date for such interest including through a Paying Agent of the Company designated pursuant to Section 3.01 outside the United Kingdom for collection by the Holder.

In the case of Senior Debt Securities where payment is to be made in dollars, payment at any Paying Agent’s office outside The City of New York will be made in dollars by check drawn on, or, at the request of the Holder, by transfer to a dollar account maintained by the payee with, a bank in The City of New York.

In the case of Senior Debt Securities where payment is to be made in a Foreign Currency, payment will be made as established pursuant to Section 3.01.

Any interest on any Senior Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called “Default Interest”. Default Interest on any Senior Debt Security of any series shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue then of having been such Holder, and such Default Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a) The Company may elect to make payment of any Default Interest to the Persons in whose names the Senior Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Default Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Default Interest proposed to be paid on each Senior Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Default Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Default Interest as in this clause provided.  Thereupon the Company shall fix a Special Record Date for the payment of such Default Interest in respect of such Senior Debt Securities of such series which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after it delivers to the Trustee notice of the proposed payment.  The Company shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Default Interest and the Special Record Date therefor to be given in the manner and to the extent provided in Section 1.06, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Default Interest on the Senior Debt Securities of such series and the Special Record Date therefor having been so given, such Default Interest on the Senior Debt Securities of such series shall be paid in the case of Senior Debt Securities to the Persons in whose names such Senior Debt Securities (or their respective Predecessor Securities) are registered in the Senior Debt Security Register at the close of business on the Special Record Date, and such Default Interest shall no longer be payable pursuant to the following clause (b); or

(b) The Company may make payment of any Default Interest on the Senior Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Senior Debt Security delivered under this Senior Debt Securities Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Debt Security.

Section 3.08 .  Persons Deemed Owners.  Prior to due presentment of a Senior Debt Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Senior Debt Security is registered as the owner of such Senior Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Senior Debt Security and for all other purposes whatsoever, whether or not such Senior Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09 .  Cancellation.  All Senior Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Senior Debt Securities previously authenticated and delivered hereunder and all Senior Debt Securities so delivered shall be promptly cancelled by the Trustee. No Senior Debt Securities shall be authenticated in lieu of or in exchange for any Senior Debt Securities cancelled as provided in this Section, except as expressly permitted by the provisions of the

Senior Debt Securities of any series or pursuant to the provisions of this Senior Debt Securities Indenture. The Trustee shall deliver to the Company all cancelled Senior Debt Securities held by the Trustee.

Section 3.10 .  Computation of Interest.  Except as otherwise specified pursuant to Section 3.01 for Senior Debt Securities of any series, payments of interest on the Senior Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 .  CUSIP Numbers.  The Company in issuing any series of the Senior Debt Securities may use “CUSIP”, “ISIN” and/or “Common Code” numbers (if then generally in use) or any successor to such numbers and thereafter with respect to such series, the Trustee shall use “CUSIP”, “ISIN” and/or “Common Code” numbers or successor numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Senior Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Senior Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP”, “ISIN” and/or “Common Code” numbers or successor numbers.

Section 3.12 .  Additional Senior Debt Securities.  The Company may, from time to time, without the consent of the Holders of the Senior Debt Securities of any series, issue additional Senior Debt Securities of one or more of the series of Senior Debt Securities issued under this Senior Debt Securities Indenture, having the same ranking and same interest rate, Maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as the Senior Debt Securities; provided, however, that such additional Senior Debt Securities must be fungible with the Senior Debt Securities for U.S. federal income tax purposes.  Any such additional Senior Debt Securities, together with the Senior Debt Securities of the applicable series, will constitute a single series of Senior Debt Securities under this Senior Debt Securities Indenture and shall be included in the definition of “Senior Debt Securities” in this Senior Debt Securities Indenture where the context requires.

Section 3.13 .  Correction of Minor Defects in or Amendment of Senior Debt Securities.  If, after issuance of any Senior Debt Security (including any Global Security), the Company, the Guarantor or the Trustee shall become aware of any ambiguity, defect or inconsistency in any term of a Senior Debt Security or Global Security, as the case may be, or, with respect to any Senior Debt Security (including any Global Security) issued on or after the date hereof, the Company, the Guarantor and the Trustee agree to amend such Senior Debt Security as contemplated by Section 9.01(m), the parties hereto shall provide for the execution, authentication, deliver and dating of one or more replacement Senior

Debt Securities or Global Securities, as the case may be, pursuant to Section 3.03 hereto.

ARTICLE 4
Satisfaction and Discharge

Section 4.01 .  Satisfaction and Discharge of Senior Debt Securities Indenture.  This Senior Debt Securities Indenture shall upon Company Request cease to be of further effect with respect to Senior Debt Securities of any series (except as to any surviving rights of registration of transfer or exchange of Senior Debt Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Senior Debt Securities Indenture with respect to the Senior Debt Securities of such series when

(a) either

(i) all Senior Debt Securities of such series theretofore authenticated and delivered (other than (A) Senior Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Senior Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(ii) all such Senior Debt Securities not theretofore delivered to the Trustee for cancellation

(A) have become due and payable or will become due and payable at their Stated Maturity within one year, or

(B) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

(C) are to be exchanged for stock or other securities of the Company or another entity or other entities and notice of exchange of such Senior Debt Securities for stock or other securities of the Company or another entity or other entities shall have been given, and the Company or the Guarantor has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount in cash, or U.S. Government Obligations (with respect to Senior Debt Securities denominated in dollars) or Foreign Government Securities (with respect to Senior Debt Securities denominated in dollars) or Foreign Government Securities with respect to Senior Debt Securities denominated in the same Foreign Currency) maturing, in the case of (A) and (B) above, as to principal and interest, if any, and, in the case of (C) above, as to accrued interest, if any, in such amounts and at such times as will ensure the availability of cash sufficient to pay and discharge all claims with respect to such Senior Debt Securities not theretofore delivered to the Trustee for cancellation, in the case of (A) and (B) above, for principal (and premium, if any) and accrued interest, if any, and, in the case of (iii) above, as to accrued interest, if any, to the date of such deposit (in the case of Senior Debt Securities which have become due and payable) or to the Redemption Date;

(b) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Senior Debt Securities of such series; and

(c) the Company or the Guarantor has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Senior Debt Securities Indenture with respect to the Senior Debt Securities of such series have been complied with.

Notwithstanding any satisfaction and discharge of this Senior Debt Securities Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if cash, U.S. Government Obligations and/or Foreign Government Securities shall have been deposited with the Trustee pursuant to subclause 4.01(a)(ii) of clause 4.01(a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge, including any termination under any bankruptcy law.

Section 4.02 .   Application of Trust Money.  Subject to the provisions of the last paragraph of Section 10.03, all cash, U.S. Government Obligations and Foreign Government Securities deposited with the Trustee pursuant to Section 4.01 shall be held in trust and such cash and the proceeds from such U.S. Government Obligations and/or Foreign Government Securities shall be applied by it, in accordance with the provisions of the Senior Debt Securities of such series, and this Senior Debt Securities Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such cash, U.S. Government Obligations and/or Foreign Government Securities have been deposited with the Trustee.

Section 4.03 .  Repayment to Company.  The Trustee, the Calculation Agent and any Paying Agent promptly shall pay to the Company upon Company

Request any excess money, U.S. Government Obligations and/or Foreign Government Securities held by them at any time with respect to any series of Senior Debt Securities.

ARTICLE 5
Remedies

Section 5.01 .  Events of Default.   “Event of Default”, wherever used herein with respect to Senior Debt Securities of a particular series, means (i) that, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, except as otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, the Company and the Guarantor failed to pay any principal or any interest on any Senior Debt Securities of that series within 14 days from the due date for payment and the principal or interest has not been duly paid within a further 14 days following written notice from the Trustee to the Company and the Guarantor or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Senior Debt Securities of that series requiring the non-payment to be made good, (ii) the making of an order by an English court of competent jurisdiction which is not successfully appealed within 30 days of the making of such order, or the valid adoption by the shareholders of the Company or the Guarantor of an effective resolution, for the winding-up of the Company or the Guarantor as applicable (other than under or in connection with a scheme of reconstruction, merger or amalgamation not involving bankruptcy or insolvency), (iii) any other Event of Default provided with respect to Senior Debt Securities of such series pursuant to Section 3.01 or (iv) the default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Senior Debt Securities Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with) provided, that default or breach has not been remedied within 60 days of receipt by the Company, the Guarantor and the Trustee from the Holders of at least 25% aggregate principal amount of the Outstanding Senior Debt Securities of that series of a written notice requiring the breach to be remedied or written notice from the Trustee to the Company and the Guarantor certifying that in its opinion the default or breach is materially prejudicial to the interests of the Holders of the Senior Debt Securities of that series and requiring the breach to be remedied.

Section 5.02 .  Acceleration of Maturity; Rescission and Annulment.  If an Event of Default occurs with respect to Senior Debt Securities of any series and is continuing, then in every such case the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Debt Securities of such series may declare the principal amount (or, in the case of

Original Issue Discount Securities, the accreted face amount) together with accrued interest, if any, on of all the Senior Debt Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Senior Debt Securities of any series has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holder or Holders of a majority in aggregate principal amount of the Outstanding Senior Debt Securities of such series, by written notice to the Company, the Guarantor and the Trustee, may rescind or annul such declaration of acceleration and its consequences (including any Event of Default under another series of Senior Debt Securities arising therefrom) but only if

(a) the Company or the Guarantor have paid or deposited with the Trustee a sum sufficient to pay

(i) the principal of (and premium, if any, on) any Senior Debt Securities of such series which have become due otherwise than by such declaration of acceleration and any due and payable interest, and overdue interest, if any, thereon at the rate or rates prescribed therefor in such Senior Debt Securities,

(ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b) all Events of Default with respect to Senior Debt Securities of such series have been cured or waived as provided by Section 5.13.

No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

Section 5.03 .  Collection of Indebtedness and Suits for Enforcement by Trustee.  The Company and the Guarantor covenant that, if the Company fails to pay any principal or any interest on any Senior Debt Securities of that series within 14 days from the due date for payment and the principal or interest has not been duly paid within a further 14 days following written notice from the Trustee to the Company or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Senior Debt Securities of that series requiring the non-payment to be made good, the Company or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Senior Debt Securities, the whole amount then due and payable on such Senior Debt Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any), at the rate or rates prescribed therefor in such Senior Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Senior Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Senior Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Senior Debt Securities Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including the institution of proceedings in Scotland (but not elsewhere) for the winding-up of the Company or the Guarantor.

The Holders of Senior Debt Securities by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim or combination of accounts with respect to the Senior Debt Securities or this Senior Debt Securities Indenture (or between the obligations under or in respect of any Senior Debt Securities and any liability owed by a Holder to the Company) that they might otherwise have against the Company or the Guarantor, whether before or during a winding up of the Company.

Notwithstanding the foregoing, failure to make any payment in respect of a series of Senior Debt Securities shall not be a default in respect of such Senior Debt Securities if such payment is withheld or refused (i) in order to comply with any law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment, or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time before the expiry of such period of 14 days by independent legal advisers acceptable to the Trustee, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of 14 days after the Trustee gives written notice to the Company informing it of such resolution.

No recourse for the payment of the principal of (or premium, if any) or interest, if any, on any Senior Debt Security, or for any claim based thereon on the Guarantee endorsed thereon or otherwise in respect thereof or of the Guarantee and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Senior Debt Securities Indenture, or in any Senior Debt Security, in the Guarantee endorsed thereon, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder (other than the Guarantor under the terms of the Guarantees), officer or director, past, present or future, of the Company or any Guarantor of any successor corporation of either the Company, either directly or through the Company or the Guarantor or any successor corporation of either,  whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Senior Debt Securities Indenture and the issue of the Senior Debt Securities of a series, and the endorsement of the Guarantees thereon.

Notwithstanding any contrary provisions, nothing shall impair the right of a Holder, absent the Holder’s consent, to sue for any payments due but unpaid with respect to the Senior Debt Securities.

Section 5.04 .  Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, winding-up or other judicial proceeding relative to the Company or the Guarantor or any other obligor upon the Senior Debt Securities of any series or to the property of the Company or the Guarantor or such other obligor or their creditors (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency), the Trustee (irrespective of whether the principal of the Senior Debt Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal (and premium, if any) or interest, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys and other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Senior Debt Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders or holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

Subject to Article Eight and Section 9.02, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of any Senior Debt Security any plan of reorganization, arrangement, adjustment, or composition affecting any Senior Debt Securities or the rights of any Holder of any Senior Debt Security or to authorize the Trustee to vote in respect of the claim of any such Holder or holder in any such proceeding.

Section 5.05 .  Trustee May Enforce Claims Without Possession of Senior Debt Securities.  All rights of action and claims under this Senior Debt Securities Indenture or the Senior Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Senior Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel be for the ratable benefit of the Holders of the Senior Debt Securities in respect of which such judgment has been recovered.

Section 5.06 .  Application of Money Collected.  Any money collected by the Trustee pursuant to this Article in respect of any series of Senior Debt Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, if any, upon presentation of such Senior Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts applicable to such series of Senior Debt Securities due and owing to the Trustee under Section 6.07;

SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on such series of Senior Debt Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Senior Debt Securities for principal (and premium, if any) and interest, if any, respectively; and

THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

Section 5.07 .  Limitation on Suits.  No Holder of any Senior Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Senior Debt Securities Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Senior Debt Securities of the same series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;

(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder;

(c) such Holder of a Senior Debt Security has offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Senior Debt Securities of such series;

it being understood and intended that no one or more Holders of Senior Debt Securities of a particular series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Senior Debt Securities Indenture to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under this Senior Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Senior Debt Securities of such series.

Section 5.08 .  Unconditional Right of Holders to Receive Principal, Premium and Interest, If Any.  Notwithstanding any other provision in this Senior Debt Securities Indenture, the Holder of any Senior Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Senior Debt Security on the respective Stated Maturities as expressed in such Senior Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

Section 5.09 .  Restoration of Rights and Remedies.  If the Trustee or any Holder of any Senior Debt Security has instituted any proceeding to enforce any right or remedy under this Senior Debt Securities Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders of Senior Debt Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of Senior Debt Securities shall continue as though no such proceeding had been instituted.

Section 5.10 .  Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Debt Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Senior Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 .  Delay or Omission Not Waiver.  No delay or omission of the Trustee or of any Holder of any Senior Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Senior Debt Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Senior Debt Securities, as the case may be.

Section 5.12 .  Control by Holders.  The Holders of a majority in aggregate principal amount of the Outstanding Senior Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Senior Debt Securities of such series, provided that

(a) such direction shall not be in conflict with any rule of law or with this Senior Debt Securities Indenture;

(b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of any Senior Debt Securities of any series not taking part in such direction with respect to which the Trustee is acting as the Trustee; and

(c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13 .  Waiver of Past Defaults.  The Trustee may without prejudice to its rights in respect of any subsequent Event of Default from time to time and at any time waive any Event of Default or authorize any proposed Event of Default by the Company or the Guarantor, provided that in its opinion the interests of the Holders shall not be materially prejudiced thereby and, provided, further, that the Trustee shall not exercise any powers conferred on it by this clause in contravention of any notice in writing to the Company, the Guarantor and the Trustee made pursuant to Section 5.02 hereof but so that no such notice shall affect any waiver or authorization previously given or made.  The Holders of not less than a majority in aggregate principal amount of the Outstanding Senior Debt Securities of any series may on behalf of the Holders of all the Senior Debt Securities of such series waive any past Event of Default hereunder with respect to such series and its consequences, except an Event of Default:

(a) in the payment of the principal of (or premium, if any) or interest, if any, on any Senior Debt Security of such series, or

(b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Senior Debt Security of such series affected.

Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default with respect to any series arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Senior Debt Securities Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

Section 5.14 .  Undertaking for Costs.  All parties to this Senior Debt Securities Indenture agree, and each Holder of any Senior Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Senior Debt Securities Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant to such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Senior Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Senior Debt Security on or after the respective Stated Maturities expressed in such Senior Debt Security (or, in the case of redemption, on or after the Redemption Date).

ARTICLE 6
The Trustee

Section 6.01 .  Certain Duties and Responsibilities.  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Senior Debt Securities Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Senior Debt Securities Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

Section 6.02 .  Notice of Defaults.  Within 90 days after the occurrence of any Event of Default hereunder with respect to Senior Debt Securities of any series of which a Responsible Officer of the Trustee has written notice of such Event of Default the Trustee shall transmit in the manner and to the extent provided in Section 1.06 to Holders of Senior Debt Securities of such series notice of such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, the Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of the Holders of Senior Debt Securities of such series.

Section 6.03 .  Certain Rights of Trustee.  Subject to the provisions of Section 6.01:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Senior Debt Securities Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Senior Debt Securities Indenture at the request or direction of any of the Holders pursuant to this Senior Debt Securities Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the reasonable expense of the Company and shall incur no liability by reason of such inquiry or investigation; provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an officer or employee of the Trustee) or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Senior Debt Securities Indenture;

(i) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has received written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee;

(j) the Trustee shall not be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if it has been advised of the likelihood of such loss or damage and regardless of the form of action;

(k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

(l) the Trustee shall not be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, strikes, work stoppages, civil or military disturbances, nuclear or natural catastrophes, fire, riot, embargo, loss or malfunctions of utilities, communications or computer (software and hardware) services, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Senior Debt Securities Indenture.

Section 6.04 .  Not Responsible for Recitals or Issuance of Senior Debt Securities.  The recitals contained herein and in the Senior Debt Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Senior Debt Securities Indenture or of the Senior Debt Securities, except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Senior Debt Securities Indenture. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Senior Debt Securities or the proceeds thereof.

Section 6.05 .  May Hold Senior Debt Securities.  The Trustee, any Authenticating Agent, any Paying Agent, any Senior Debt Security Registrar and any Calculation Agent or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Senior Debt Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Senior Debt Security Registrar, Calculation Agent or such other agent.

Section 6.06 .  Money Held in Trust.  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.07 .  Compensation and Reimbursement.

Each of the Company and the Guarantor agrees:

(a) to pay to the Trustee from time to time compensation for all services rendered by it hereunder as agreed upon in writing by the Company from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Senior Debt Securities Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or bad faith; and

(c) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including legal fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder but excluding any tax liabilities of the Trustee in respect of its net profits.

The Trustee shall notify the Company and the Guarantor in writing of the commencement of any action or claim in respect of which indemnification may be sought promptly after a Responsible Officer of the Trustee becomes aware of such commencement (provided that the failure to make such notification shall not affect the Trustee’s rights hereunder) and the Company shall be entitled to participate in, and to the extent it shall wish, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Trustee.  If the Company and the Trustee are being represented by the same counsel and the Company has assumed the defense of the claim, the Trustee shall not be authorized to settle a claim without the written consent of the Company, which consent shall not be unreasonably withheld.  In the case where the Company has assumed the defense of a claim and the Trustee and the Company are represented by the same legal counsel, the Trustee should not settle such a claim without the written consent of the Company, which shall not be unreasonably withheld.

If the Trustee is represented by separate counsel due to a conflict of interest or its need for separate representation due to a need to assert defenses which are different from the Company’s, in the Trustee's sole discretion, the Trustee shall be entitled to enter into any settlement without the written consent of the Company and any and all fees, cost and expenses of such separate legal representation of the Trustee will be paid by the Company.

As security for the performance of the obligations of the Company and the Guarantor under this Section, the Trustee shall have a senior lien to which the Senior Debt Securities are hereby made subordinate, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on the Senior Debt Securities.

Section 6.08 .  Disqualification; Conflicting Interests.  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Senior Debt Securities Indenture.

Section 6.09 .  Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder with respect to each series which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State or District of Columbia authority and, if there be such corporation willing and able to act as trustee on reasonable and customary terms, having its corporate trust office or agency in the Borough of Manhattan, The City of New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.

Section 6.10 .  Resignation and Removal; Appointment of Successor.  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(b) The Trustee may resign at any time with respect to the Senior Debt Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Debt Securities of such series.

(c) The Trustee may be removed at any time with respect to the Senior Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Senior Debt Securities of such series delivered to the Trustee and to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Debt Securities of such series.

(d) If at any time:

(i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Senior Debt Security of the series as to which the Trustee has a conflicting interest for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or the

Guarantor or by any Holder who has been a bona fide Holder of a Senior Debt Security for at least six months, or

(iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge, or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

(iv) the Trustee shall fail to perform its obligations to the Company or the Guarantor under the Senior Debt Securities Indenture in any material respect,

then, in any such case, (A) the Company or the Guarantor by a Board Resolution may remove the Trustee with respect to any or all series of Senior Debt Securities or (B) subject to Section 5.14 (and except in the case of subparagraph 6.10(d)(iv) above), any Holder who has been a bona fide Holder of a Senior Debt Security for at least six months (and, in the case of Section 6.10(d)(i) above, who is a Holder of a Senior Debt Security of the series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Senior Debt Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Senior Debt Securities of one or more series, the Company and the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Senior Debt Securities of such series (it being understood that any successor Trustee may be appointed with respect to the Senior Debt Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Senior Debt Securities of any particular series), and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Senior Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Senior Debt Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Senior Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Senior Debt Securities of any series shall have been so appointed by the Company or the Holders of Senior Debt Securities of such series and accepted appointment in the manner hereinafter required by Section 6.11, any Holder who has been a bona fide Holder of a Senior Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Debt Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Senior Debt Securities of any series and each appointment of a successor Trustee with respect to the Senior Debt Securities of any series in the manner and to the extent provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Senior Debt Securities of such series and the address of its Corporate Trust Office.

Section 6.11 .  Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to all Senior Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee, all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Senior Debt Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Senior Debt Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Debt Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Senior Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Debt Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Senior Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Debt Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Senior Debt Securities of such series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

Section 6.12 .  Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Senior Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Senior Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Senior Debt Securities.

Section 6.13 .  Preferential Collection of Claims.  If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Senior Debt Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

Section 6.14 .  Appointment of Authenticating Agent.  The Trustee may at any time appoint an Authenticating Agent or Agents with respect to one or more series of Senior Debt Securities which shall be authorized to act on behalf of the Trustee to authenticate Senior Debt Securities of such series upon original issue, or issued upon exchange, registration of transfer or partial redemption thereof or in lieu of destroyed, lost or stolen Senior Debt Securities, and Senior Debt Securities so authenticated shall be entitled to the benefits of this Senior Debt Securities Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Senior Debt Securities Indenture to the authentication and delivery of Senior Debt Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall give notice to the Holders of Senior Debt Securities in the manner and to the extent provided in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

The Company and the Guarantor agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

If an appointment with respect to one or more series is made pursuant to this Section, the Senior Debt Securities of such series may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in substantively the following form:

This is one of the Senior Debt Securities referred to in the within-mentioned Senior Debt Securities Indenture.

[NAME OF APPLICABLE TRUSTEE] as Trustee

By:
as Authenticating Agent

Section 6.15 .  Appointment of Additional Trustees.  The Company and the Guarantor may appoint a Trustee for a particular series of Senior Debt Securities other than the Trustee named in the first paragraph of this Senior Debt Securities Indenture by executing and delivering an indenture supplemental hereto where such Trustee accepts such appointment as contemplated by Section 3.01(v) and 9.01(l) (it being understood that at any time there shall be only one Trustee with respect to the Senior Debt Securities of any particular series); provided that, at the time of such acceptance, such Trustee shall be qualified and eligible under this Article 6.  Upon such acceptance, such Trustee shall be vested with all the rights, powers, trusts and duties of a Trustee under this Senior Debt Securities Indenture with respect to the Senior Debt Securities of such series.

ARTICLE 7
Holders Lists and Reports by Trustee and Company

Section 7.01 .  Company and Guarantor to Furnish Trustee Names and Addresses of Holders.  The Company (or the Guarantor, if applicable), with respect to any series of Senior Debt Securities, will furnish or cause to be furnished to the Trustee

(a) quarterly, not more than 15 days after each Regular Record Date (or after each of the dates to be specified for such purpose for non-interest bearing Senior Debt Securities and Senior Debt Securities on which interest is paid less frequently than quarterly as contemplated by Section 3.01), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Senior Debt Securities as of such Regular Record Date or such specified date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.01 the names and addresses of Holders of Senior Debt Securities so long as the Trustee acts as Senior Debt Security Registrar with respect to such series of Senior Debt Securities.

Section 7.02 .  Preservation of Information; Communication to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.01 and (ii) received by the Trustee in its capacity as Paying Agent or Senior Debt Security Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

(b) The rights of the Holders of Senior Debt Securities of any series to communicate with other Holders with respect to their rights under this Senior Debt Securities Indenture or under the Senior Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder, by receiving and holding a Senior Debt Security, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b) or otherwise made pursuant to the Trust Indenture Act.

Section 7.03 .  Reports by Trustee.

(a) On or before May 15 in each year following the date hereof, so long as any Senior Debt Securities are Outstanding hereunder, the Trustee shall transmit to Holders as provided in the Trust Indenture Act a brief report dated as of a date required by and in compliance with the Trust Indenture Act.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Trustee has been notified that the Senior Debt Securities are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when Senior Debt Securities are listed on any securities exchange.

(c) The Company will furnish the Trustee with interim and annual reports and upon receipt thereof, the Trustee will mail such reports to all record holders of Senior Debt Securities. In addition, the Company will furnish the Trustee with all notices of meetings at which holders of Senior Debt Securities of a particular series are entitled to vote, and all other reports and communications that are made generally available to holders of Senior Debt Securities. The Trustee will, at the Company’s expense, make such notices, reports and communications available for inspection by holders of Senior Debt Securities in such manner as the Company may determine and, in the case of any notice received by the Trustee in respect of any meeting at which holders of Senior Debt Securities of a particular series are entitled to vote, will mail to all such record holders of Senior Debt Securities, at the Company’s expense, a notice containing a summary of the information set forth in such notice of meeting.

Section 7.04 .  Reports by the Company and the Guarantor.  The Company and the Guarantor shall:

(a) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate);

(b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Senior Debt Securities Indenture as may be required from time to time by such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder

(as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate); and

(c) transmit to Holders, in the manner and to the extent required by the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

ARTICLE 8
Consolidation, Merger, Conveyance or Transfer

Section 8.01 .  Company or Guarantor May Consolidate, Etc. Only on Certain Terms.  The Company or the Guarantor may, without the consent of Holders of any Senior Debt Securities of any series Outstanding under this Senior Debt Securities Indenture, consolidate or amalgamate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, provided that:

(a) the corporation formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company or the Guarantor substantially as an entirety (i) shall be a company organized and existing under the laws of the United Kingdom or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium, if any), interest and Additional Amounts, if any, on all the Senior Debt Securities in accordance with the provisions of such Senior Debt Securities and this Senior Debt Securities Indenture and, in the case of the Guarantor, the guarantee provisions in Article 12, and the performance of every covenant of this Senior Debt Securities Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed; and

(b) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02 .  Successor Corporation Substituted.  Upon any consolidation by the Company or the Guarantor with, or amalgamation or merger by the Company or the Guarantor into any other corporation or any conveyance or transfer of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or to which such conveyance or transfer is made shall succeed to and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Senior Debt Securities Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor, herein, and thereafter, the predecessor corporation shall be relieved of all obligations and covenants under the Senior Debt Securities Indenture and the Senior Debt Securities.

Section 8.03 .  Assumption of Obligations.  With respect to the Senior Debt Securities of any series, a wholly-owned Subsidiary of the Company (a “successor entity”) may without the consent of any Holder assume the obligations of the Company (or any corporation which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on any series of Senior Debt Securities in accordance with the provisions of such Senior Debt Securities and this Senior Debt Securities Indenture and the performance of every covenant of this Senior Debt Security Indenture and such series of Senior Debt Securities on the part of the Company to be performed or observed, provided that:

(a) the successor entity shall expressly assume such obligations by an amendment to the Senior Debt Securities Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to the Senior Debt Securities Indenture, unconditionally guarantee (such guarantee shall be given on a Senior basis consistent with Article Twelve hereof) all of the obligations of such successor entity under the Senior Debt Securities of such series and the Senior Debt Securities Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company’s and Guarantor’s obligations to pay Additional Amounts, if any, payable pursuant to Section 10.04 in respect of the Senior Debt Securities, references to such successor entity’s country of organization will be added to references to the United Kingdom);

(b) such successor entity shall confirm in such amendment to the Senior Debt Securities Indenture that such successor entity will pay all Additional Amounts, if any, payable pursuant to Section 10.04 (subject to the exceptions described therein) in respect of the Senior Debt Securities; provided, however, that for these purposes such successor entity’s country of organization will be substituted for the United Kingdom in the definition of “Taxing Jurisdiction”;

(c) immediately after giving effect to such assumption of obligations, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption complies with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Senior Debt Securities Indenture with respect to any such Senior Debt Securities with the same effect as if such successor entity had been named as the Company in this Senior Debt Securities Indenture (provided, however, that the right of the successor to redeem the Senior Debt Securities of the relevant series pursuant to Section 11.08 shall only apply with respect to any change or amendment to, or change in the application or official interpretation of, the laws or regulations (including any treaty) of the successor’s jurisdiction of incorporation which occurs after the date of assumption), and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Senior Debt Securities except as provided in clause (a) of this Section 8.03.

ARTICLE 9
Supplemental Indentures

Section 9.01 .  Supplemental Indentures without Consent of Holders.  Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants of any the Company or the Guarantor herein and in the Senior Debt Securities;

(b) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Senior Debt Securities (and, if such covenants are to be for the benefit of less than all series of Senior Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor;

(c) to add any additional Events of Default;

(d) to add to, change or eliminate any of the provisions of this Senior Debt Securities Indenture, or any supplemental indenture, provided that any such change or elimination shall become effective only when there is no Senior Debt Security Outstanding of any series created prior to the execution of such supplemental indenture effecting such change or elimination which is entitled to the benefit of such provision, and adversely affected by such addition, change or elimination;

(e) to secure the Senior Debt Securities;

(f) to establish the form or terms of Senior Debt Securities of any series as permitted by Section 2.01 or 3.01;

(g) to change any Place of Payment, so long as the Place of Payment as required by Section 3.01 is maintained;

(h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture;

(i) to make any other provisions with respect to matters or questions arising under this Senior Debt Securities Indenture, provided such action shall not adversely affect the interests of the Holders of Senior Debt Securities of any series in any material respect;

(j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Debt Securities of one or more series and to add to or change any of the provisions of this Senior Debt Securities Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(k) to change or eliminate any provision of this Senior Debt Securities Indenture as permitted by Section 1.07.

(l) to name a Trustee for a particular series of Senior Debt Securities other than the Trustee named in the first paragraph of this Senior Debt Securities Indenture and to provide for the appropriate changes related to such appointment for a particular series of Senior Debt Securities;

(m) with respect to any Senior Debt Security (including a Global Security) issued on or after the date hereof, to amend any such Senior Debt Security to conform to the description of the terms of such Senior Debt Security in the prospectus, prospectus supplement, product supplement, pricing supplement or any other similar offering document related to the offering of such Senior Debt Security.

Section 9.02 .  Supplemental Indentures with Consent of Holders.  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Senior Debt Securities of each series affected by such supplemental Senior Debt Securities Indenture (voting as a class), by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company

and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Senior Debt Securities Indenture or of modifying in any manner the rights of the Holders of Senior Debt Securities of such series under this Senior Debt Securities Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Senior Debt Security affected thereby,

(a) change the Stated Maturity, if any, of any principal amount or any interest amounts in respect of any such Senior Debt Security, reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.02, or change the obligation of the Company (or its successor) to pay Additional Amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(a) and permitted by Section 9.01(a)) on the Senior Debt Securities, or the currency of payment of the principal amount of, premium, if any, or interest on, any such Senior Debt Security, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

(b) reduce the percentage in aggregate principal amount of the Outstanding Senior Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Senior Debt Securities Indenture or of certain defaults hereunder and their consequences) provided for in this Senior Debt Securities Indenture, or

(c) modify any of the provisions of this Section 9.02 or Section 5.13 except to increase any such percentage or to provide that certain other provisions of this Senior Debt Securities Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Senior Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(j), or

(d) change in any manner adverse to the interests of the Holders of any Senior Debt Securities the terms and conditions of the obligations of the Company or any Guarantee in respect of the due and punctual payment of any amounts due and payable on the Senior Debt Securities.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Senior Debt Securities Indenture which has expressly been included solely for the benefit of one or more particular series of Senior Debt Securities, or which modifies the rights of the Holders of Senior Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Senior Debt Securities Indenture of the Holders of Senior Debt Securities of any other series.

Section 9.03 .  Execution of Supplemental Indentures.  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Senior Debt Securities Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Senior Debt Securities Indenture and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company and the Guarantor. The Trustee may, but shall not be obliged to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Senior Debt Securities Indenture or otherwise.

Section 9.04 .  Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, this Senior Debt Securities Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Senior Debt Securities Indenture for all purposes; and every Holder of Senior Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

Section 9.05 .  Conformity with Trust Indenture Act.  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06 .  Reference in Senior Debt Securities to Supplemental Indentures.  Senior Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Senior Debt Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the Guarantees endorsed thereon may be executed by the Guarantor and such Senior Debt Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Senior Debt Securities of such series.

ARTICLE 10
Covenants

Section 10.01 .  Payment of Principal, Premium, and Interest.  The Company covenants and agrees for the benefit of each series of Senior Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on the Senior Debt Securities of that series in accordance with the terms of the Senior Debt Securities and this Senior Debt Securities Indenture.

Section 10.02 .  Maintenance of Office or Agency.  The Company and the Guarantor will maintain in each Place of Payment for any series of Senior Debt Securities an office or agency where Senior Debt Securities of that series may be presented or surrendered for payment, where Senior Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Senior Debt Securities of that series and this Senior Debt Securities Indenture may be served; provided, however, that at the option of the Company in the case of definitive Senior Debt Securities of such series, payment of any interest thereon may be made by check mailed to the address of the Person entitled herein as such address shall appear in the Senior Debt Security Register. With respect to the Senior Debt Securities of any series, such office or agency in each Place of Payment shall be specified as contemplated by Section 3.01, and if not so specified, initially shall be the Corporate Trust Office of the Trustee. Unless otherwise specified pursuant to Section 3.01, the Company and the Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company or the Guarantor in respect of Senior Debt Securities of any series and this Senior Debt Securities Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company and the Guarantor hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

The Company and the Guarantor may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Senior Debt Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company and the Guarantor of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Senior Debt Securities of any series for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.03 .  Money for Payments to be Held in Trust.  If the Company or the Guarantor shall at any time act as Paying Agent with respect to the Senior Debt Securities of any series, it will, on or before each due date for payment of the principal of (and premium, if any) or interest, if any, if any, on any of the Senior Debt Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

Whenever the Company and the Guarantor shall have one or more Paying Agents for any series of Senior Debt Securities, it will, prior to each due date for payment of the principal of (and premium, if any) or interest, if any, on any Senior Debt Securities of that series deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company or the Guarantor will promptly notify the Trustee of its action or its failure so to act. Unless otherwise specified as contemplated by Section 3.01, the Trustee shall be the Company’s and the Guarantor’s Paying Agent.  The Company and the Guarantor will cause each Paying Agent for any series of Senior Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Senior Debt Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee notice of any default by the Company (or the Guarantor or any other obligor upon the Senior Debt Securities of that series) in the making of any payment, when due and payable, or principal of (and premium, if any) or interest, if any, on Senior Debt Securities of that series; and

(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at the time, for the purpose of obtaining the satisfaction and discharge of this Senior Debt Securities Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Senior Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest, if any, have become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Senior Debt Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published at least once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company or the Guarantor, as the case may be.

Section 10.04 .  Additional Amounts.  Unless otherwise specified in any Board Resolution establishing the terms of Senior Debt Securities of a series in accordance with Section 3.01, all amounts of principal, and premium, if any, and interest, if any, on any series of Senior Debt Securities will be paid by the Company without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholding shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest, if any, on any series of Senior Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of Senior Debt Securities of the particular series, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, and interest, if any, which would have been payable in respect of such Senior Debt Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that:

(i) the Holder or the beneficial owner of the Senior Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Senior Debt Security, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest, if any, on any Senior Debt Security of the relevant series,

(ii) except in the case of a winding-up of the Company in the United Kingdom, the relevant Senior Debt Security is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Senior Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period, or

(iv) the Holder or the beneficial owner of the relevant Senior Debt Security or the beneficial owner of any payment of (or in respect of) principal of, premium, if any, or interest, if any, on such Senior Debt Security failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directives;

(vi) the relevant Senior Debt Security is presented (where presentation is required) for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) the relevant Senior Debt Security to another paying agent in a Member State of the European Union; or

(vii) any combination of subclauses (i) through (vi) above;

nor shall Additional Amounts be paid with respect to the principal of, and interest on, the Senior Debt Securities to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the Holder.

Whenever in this Senior Debt Securities Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) or interest, if any, on, or in respect of, any Senior Debt Security of any series such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

Section 10.05 .  Corporate Existence.  Subject to Article Eight, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its respective corporate existence.

Section 10.06 .  Statement as to Compliance.  The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate in compliance with Section 314(a)(4) of the Trust Indenture Act.

Section 10.07 .  Original Issue Document.  The Company shall provide to the Trustee on a timely basis such information, if any, as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Senior Debt Securities relating to any original issue discount, including, without limitation, Form 1099-OID or any successor form.

ARTICLE 11
Redemption of Senior Debt Securities

Section 11.01 .  Applicability of Article.  Senior Debt Securities of any series shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Senior Debt Securities of any series) in accordance with this Article 11.

Section 11.02 .  Election to Redeem; Notice to Trustee.  The election of the Company to redeem any Senior Debt Securities shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Senior Debt Securities of such series to be redeemed and, if applicable, the tenor of the Senior Debt Securities to be redeemed. In the case of any redemption of Senior Debt Securities of any series prior to the expiration of any provision restricting such redemption provided in the terms of such Senior Debt Securities or elsewhere in this Senior Debt Securities Indenture, the Company shall furnish the Trustee with respect to such Senior Debt Securities with an Officer’s Certificate evidencing compliance with or waiver of such provision.

Section 11.03 .  Selection by Trustee of Senior Debt Securities to be Redeemed.  If less than all the Senior Debt Securities of any series are to be redeemed, the particular Senior Debt Securities to be redeemed shall be selected not more than 60 days nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Senior Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Senior Debt Securities of that series or any multiple thereof) of the principal amount of Senior Debt Securities of such series of a denomination larger than the minimum authorized denomination for Senior Debt Securities of that series.

The Trustee shall promptly notify the Company in writing of the Senior Debt Securities selected for redemption and, in the case of any Senior Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Senior Debt Securities Indenture, unless the context otherwise requires, all provisions relating to the redemption of Senior Debt Securities shall relate in the case of any Senior Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Senior Debt Security which has been or is to be redeemed.

Section 11.04 .  Notice of Redemption.  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Senior Debt Securities to be redeemed in the manner and to the extent provided in Section 1.06.

All notices of redemption shall state:

(a) the Redemption Date,

(b) the Redemption Price,

(c) if less than all the Outstanding Senior Debt Securities of any series are to be redeemed, the principal amount of the Senior Debt Securities to be redeemed,

(d) that on the Redemption Date the Redemption Price will become due and payable upon each such Senior Debt Security to be redeemed and, if applicable, that interest thereon will cease to accrue on or after the said date,

(e) the place or places where such Senior Debt Securities are to be surrendered for payment of the Redemption Price, and

(f) the CUSIP, Common Code and/or ISIN number or numbers, if any, with respect to such Senior Debt Securities.

Notice of redemption of Senior Debt Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s Request, by the Trustee in the name and at the expense of the Company.

Section 11.05 .  Deposit of Redemption Price.  On or prior to any Redemption Date, the Company or the Guarantor shall deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued but unpaid interest on, all the Senior Debt Securities which are to be redeemed on that date.

Section 11.06 .  Senior Debt Securities Payable on Redemption Date.  Notice of redemption having been given as aforesaid, the Senior Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Senior Debt Securities shall cease to accrue interest. Upon surrender of any such Senior Debt Security for redemption in accordance with said notice, such Senior Debt Security shall be paid by the Company or the Guarantor at the Redemption Price, together with accrued but unpaid interest to the Redemption Date; provided, however, that with respect to any Senior Debt Securities , unless otherwise specified as contemplated by Section 3.01, a payment of interest which is payable on a Interest Payment Date which is the Redemption Date, shall be payable to the Holders of such Senior Debt Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date or Special Record Date according to the terms of the Senior Debt Securities and the provisions of Section 3.07.  Senior Debt Securities in definitive form shall be presented for redemption to the Paying Agent.

If any Senior Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the Senior Debt Security shall, until paid, continue to accrue interest from and after the Redemption Date in accordance with its terms and the provisions of Section 3.07.

Section 11.07 .  Senior Debt Securities Redeemed in Part.  Any Senior Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, only in the case of Senior Debt Securities , if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, the Guarantor shall endorse the Guarantee on, and the Trustee shall authenticate and deliver to the Holder of such Senior Debt Security without service charge, a new Senior Debt Security or Senior Debt Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Senior Debt Security so surrendered.

Section 11.08 .  Optional Redemption Due to Changes in Tax Treatment.  Unless otherwise provided in the Senior Debt Securities of any series, the Company and, if applicable, the Guarantor will have the option to redeem the Senior Debt Securities of any series as a whole but not in part, on not less than 30 nor more than 60 days’ notice, on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such series of Senior Debt Securities to the date fixed for redemption (or, in the case of Original Issue Discount Securities, the accreted face amount thereof), together with accrued interest, if any, if, at any time, the Company (or, if applicable, the Guarantor) shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after the issue date of such series of Senior Debt Securities pursuant to Section 3.01:

(a) in making payment under the Senior Debt Securities in respect of principal or premium, if any, or interest, if any, it (or the Guarantor, if applicable) has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Interest Payment Date in respect of any of the Senior Debt Securities would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Interest Payment Date the Company (or the Guarantor, if applicable) would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company (or, if applicable, the Guarantor) shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Senior Debt Securities of any series, the Company (or, if applicable, the Guarantor) shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company) (or, if applicable, the Guarantor) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company (or, if applicable, the Guarantor) is entitled to exercise its right of redemption.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

ARTICLE 12
Guarantee And Indemnity

Section 12.01 .  The Guarantee.  The Guarantor hereby unconditionally guarantees to each Holder of a Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under this Senior Debt Securities Indenture, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of this Senior Debt Securities Indenture.  In case of the failure of the Company to punctually pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under this Senior Debt Securities Indenture, (including but not limited to, the fees, expenses and indemnities of the Trustee) the Guarantor hereby agrees to pay or cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

Section 12.02 .  Net Payments.

(i) For the March Senior Debt Securities, this Section 12.02(i) applies: All payments of principal of and premium, if any, interest and any other amounts on, or in respect of, the Senior Debt Securities of any series shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the United Kingdom, or the jurisdiction of residence or incorporation of any successor to the Guarantor, or any political subdivision or taxing authority thereof or therein (the “Guarantor

Taxing Jurisdiction”), unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a Guarantor Taxing Jurisdiction or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a Guarantor Taxing Jurisdiction).  If a withholding or deduction at source is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Senior Debt Security such additional amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and this Senior Debt Securities Indenture to be then due and payable; provided, however, that the Guarantor shall not be required to make payment of such additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder, if such Holder is an estate, a trust, a partnership or a corporation) and the United Kingdom and its possessions or any other Guarantor Taxing Jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof, being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where presentation is required, by the Holder of a Senior Debt Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any capital gain, estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax assessment or other governmental charge that is payable otherwise than by withholding from payments on or with respect to the Senior Debt Securities;

(d) any tax assessment or other governmental charge that is imposed on a payment to an individual and that is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN council meeting of November 26 – 27, 2000 on the taxation of savings income, or any law implementing or complying with, or introduced in order to conform to, such directives;

(e) any tax assessment or other governmental charge required to be withheld by any paying agent from any payment of principal or other amounts payable, or interest on the Senior Debt Securities, to the extent that such payment can be made without such withholding by presentation of the Senior Debt Securities to any other paying agent;

(f) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Senior Debt Security to comply with any reasonable request by the Company addressed to the Holder or, if different, the direct nominee of a beneficiary of the payment, within 90 days of such request (A) to provide information or certification concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant Guarantor Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(g) any combination of paragraphs (a), (b), (c), (d), (e) and (f);

nor shall additional amounts be paid with respect to any payment of the principal of, or premium, if any, interest or any other amounts on, any such Senior Debt Security to any Holder who is a fiduciary, a partnership or any other Person, other than the sole beneficial owner of such Senior Debt Security to the extent such payment would be required by the laws of the relevant Guarantor Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of the Senior Debt Security.

Whenever in this Senior Debt Securities Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Senior Debt Security of any series or the net proceeds received on the sale or exchange of any Senior Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided in or pursuant to this Senior Debt Securities Indenture or the Senior Debt Securities of the applicable series, at least 10 days prior to the first interest payment date with respect to a series of Senior Debt Securities (or if the Senior Debt Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment in respect of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor’s Officer’s Certificate, the Guarantor shall furnish to the

Trustee and the Paying Agent a Guarantor’s Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and premium, if any, interest or any other amounts on the Senior Debt Securities of such series shall be made to Holders of Senior Debt Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 12.02.  If any such withholding shall be required, then such Guarantor’s Officer’s Certificate shall specify by Guarantor Taxing Jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Senior Debt Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the additional amounts required by this Section 12.02.  The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor’s Officer’s Certificate furnished pursuant to this Section 12.02.

(ii) For Senior Debt Securities issued on or after the date hereof, this Section 12.02(ii) applies: All payments on, or in respect of, the Senior Debt Securities of any series shall be made by the Guarantor without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any Taxing Jurisdiction, unless such deduction or withholding is required by law.  If a withholding or deduction at source is required, the Guarantor shall, subject to the same limitations and exceptions set forth in Section 10.04 of this Senior Debt Securities Indenture, pay to the Holder of any such Senior Debt Security such additional amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and this Senior Debt Securities Indenture to be then due and payable.

Except as otherwise provided in or pursuant to this Senior Debt Securities Indenture or the Senior Debt Securities of the applicable series, at least 10 days prior to the first interest payment date on which payment is to be made under Section 12.01 with respect to a series of Senior Debt Securities (or if the Senior Debt Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date on which payment of principal or interest is to be made under Section 12.01 if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Guarantor shall furnish to the Trustee and the Paying Agent, an Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and premium, if any, interest or any other amounts on the Senior Debt Securities of such series shall be made to Holders of Senior Debt Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 12.02.  If any such withholding shall be required, then such Officer’s Certificate shall specify by Taxing Jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Senior Debt Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the additional amounts required by this Section 12.02.  The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished by the Guarantor pursuant to this Section 12.02.

Section 12.03 .  Guarantee Unconditional, Etc.  The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Senior Debt Security or this Senior Debt Securities Indenture, any failure to enforce the provisions of any Senior Debt Security or this Senior Debt Securities Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Senior Debt Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.  The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Senior Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any additional amounts and sinking fund payments required with respect to, the Senior Debt Securities and the complete performance of all other obligations contained in the Senior Debt Securities.  The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.02 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

Section 12.04 .  Reinstatement.  This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Senior Debt Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

Section 12.05 .  Subrogation.  The Guarantor shall be subrogated to all rights of the Holder of any Senior Debt Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any additional amounts and sinking fund payments required with respect to, all Senior Debt Securities shall have been paid in full.

Section 12.06 .  Indemnity.  As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Senior Debt Securities Indenture or the Senior Debt Securities but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Senior Debt Security) not recoverable from the Guarantor on the basis of a Guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand.  This indemnity constitutes a separate and independent obligation from the other obligations in this Senior Debt Securities Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Senior Debt Security.

Section 12.07 .  Assumption by Guarantor.  (a) The Guarantor may, without the consent of the Holders, assume all of the rights and obligations of the Company hereunder with respect to a series of Senior Debt Securities and under the Senior Debt Securities of such series if, after giving effect to such assumption, no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Senior Debt Securities as obligor on the Senior Debt Securities of such Series.

(b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Senior Debt Securities and under the Senior Debt Securities of such series if, upon a default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Senior Debt Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 12.01 with respect to such series of Senior Debt Securities.  Such assumption shall result in the Senior Debt Securities of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Senior Debt Securities of any series.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Senior Debt Securities as obligor on the Senior Debt Securities of such series.

Section 12.08 .  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SENIOR DEBT SECURITIES INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Senior Debt Securities Indenture to be duly executed, all as of the day and year first above written.

Executed by THE ROYAL BANK OF SCOTLAND PLC at

By:	/s/ Jan Cargill
Name: Jan Cargill
Title: Authorised Signatory

/s/ Alan Mills
Name: Alan Mills
Title: Authorised Signatory

Executed by THE ROYAL BANK OF SCOTLAND GROUP PLC at

By:	/s/ Jan Cargill
Name: Jan Cargill
Title: Authorised Signatory

/s/ Alan Mills
Name: Alan Mills
Title: Authorised Signatory

THE BANK OF NEW YORK MELLON, LONDON BRANCH

By:	/s/ Michael Lee
Name: Michael Lee
Title: Senior Associate

ANNEX I

WHEREAS, the Company and the Guarantor desire to amend the Original Indenture, including all exhibits thereto, solely as follows (collectively, the “Amendments”):

(i)	The first paragraph under the caption “Recitals of the Company” in the Indenture shall be deleted in its entirety and replaced with the following:

“The Company has duly authorized the execution and delivery of this Senior Debt Securities Indenture to provide for the issuance from time to time of its senior debt securities (the “Senior Debt Securities”), to be issued in one or more series, represented by one or more Global Securities  without coupons for payments attached, or represented by definitive Senior Debt Securities  without coupons for payments attached, the amount and terms of each such series to be determined as hereinafter provided.”

(ii)	Section 1.01 (Definitions) of the Indenture shall be amended as follows:

(A) The following sentence below paragraph (5) shall be deleted in its entirety:

“Certain terms, used principally in Article 6, are defined in those Articles”

(B) The following definitions shall be inserted:

“Additional Senior Debt Securities” has the meaning set forth in Section 10.04

“Guarantor Request” and “Guarantor Order” means, respectively, a written request or order signed in the name of the Guarantor, by an Executive Office of the Guarantor, and delivered to the Trustee.

(C) The following definitions shall be amended and restated in their entirety as set out below:

“Additional Amounts” shall have the meaning set forth in Section 10.04.

“Additional Senior Debt Securities” has the meaning set forth in Section 3.12.

“Board of Directors” means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Guarantor or the Company, as the case may be, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.

“Board Resolution” means a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Guarantor or the Company, as the case may be, to have been duly adopted by the Board of Directors or duly authorized committee thereof and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Guarantor or the Company, as applicable, by an Executive Officer of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee in which its corporate trust business is principally administered, which, with respect to The Bank of New York Mellon, acting through its London Branch, is currently located at One Canada Square, London E14 5AL (Attention: Corporate Trust Administration, facsimile:  +44 20 7964 2536) or, if a different Trustee is appointed for a particular series of Senior Debt Securities, the address set forth in the supplemental indenture naming the Trustee for that particular Series of Senior Debt Securities.

“Depositary” means, with respect to any series of Senior Debt Securities, a clearing agency that is designated to act as Depositary for the Global Securities evidencing all or part of such Senior Debt Securities as contemplated by Section 3.05.

“Executive Officer” means, for each of the Company and the Guarantor, any Director, or the Group General Counsel, or the Group Secretary, or the Deputy Group Treasurer, or the Deputy Group Secretary, or any Assistant Secretary of the Group, or duly authorized Commissioner and Attorney of the Group in terms of the Commission and Power of Attorney from time to time in effect and registered in the Books of Council and Session, in Edinburgh, and, in each case, any other person authorized by a Board Resolution to carry out the functions such officer performs.

“Guarantee” means the unconditional guarantee of the payment by the Guarantor of the principal of, any premium or interest on, and any Additional Amounts with respect to the Senior Debt Securities as set forth in Section 12.01 endorsed on a Senior Debt Security authenticated and delivered pursuant to this Senior Debt Securities Indenture, set forth in Section 2.02.

“Guarantor Taxing Jurisdiction” shall have the meaning set for in Section 12.02.

“Officer’s Certificate” means a certificate pursuant to a resolution of the Board of Directors delivered to the Trustee and signed by any Executive Officer.

“Original Issue Discount Security” means any Senior Debt Security which provides for an amount less than the principal amount to be due and payable upon a declaration of the Maturity thereof.

“Regular Record Date” for the interest payable on any Interest Payment Date on Senior Debt Securities of any series means the date specified for the purpose pursuant to Section 3.01.

“Special Record Date”, when used for the payment of any Default Interest on Senior Debt Securities of any series, means the date specified by the Company for the purpose pursuant to Section 3.07.

“Stated Maturity”, when used with respect to any Senior Debt Security or any installment of principal thereof or interest thereon, means the date or dates, if any, specified in, or determined in accordance with the terms of, such Senior Debt Security as the fixed date or dates on which the principal of such Senior Debt Security or such installment of principal or interest is due and payable.

“Subsidiary” has the meaning attributed thereto by Section 1159 of the Companies Act 2006 of Great Britain as in force at the date as of which this instrument was executed.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Senior Debt Securities Indenture, and thereafter “Trustee” shall mean the Person who is then the Trustee hereunder, or, if a different Trustee is appointed for a particular series of Senior Debt Securities, the Trustee named in the relevant indenture supplemental hereto as the Trustee for that particular series of Senior Debt Securities and if at any time there is more than one such Person, “Trustee” shall mean and include each such Person; and “Trustee” as used with respect to the Senior Debt Securities of any series shall mean the Trustee with respect to the Senior Debt Securities of such series.

(D) The following definitions shall be deleted in their entirety:

“Auditors” means the Auditors from time to time of the Company or if there shall be joint Auditors of the Company any one or more of such joint Auditors.

The term “interest”, when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Guarantor’s Officer Certificate” means a certificate signed by any two duly authorized signatories of the Guarantor acting together, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

The definition of “Deferred Interest” shall be deleted in its entirety and replaced with the following:

“Default Interest” has the meaning specified in Section 3.07.

(iii)	The first sentence of the second paragraph of Section 1.02 shall be replaced in its entirety by the following:

“Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Senior Debt Securities Indenture (other than Section 10.06) shall include:”

(iv)	The second paragraph of Section 1.03 shall be replaced in its entirety by the following:

“Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion or representations are based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.”

(v)	Section 1.04 shall be deleted in its entirety and replaced with the following:

Section 1.04.  Acts of Holders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Senior Debt Securities Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company or the Guarantor or to both of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Senior Debt Securities Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Senior Debt Securities shall be proved by the Senior Debt Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Senior Debt Security shall bind every future Holder of the same Senior Debt Security and the Holder of every Senior Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Senior Debt Security Registrar, any Paying Agent, any Authenticating Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Senior Debt Security or such other Senior Debt Security.

(vi)	The title of Section 1.05 shall be replaced in its entirety with the following:

“Section 1.05. Notices, Etc. to Trustee, Company or Guarantor.”

(vii)	The first paragraph of Section 1.06 shall be replaced in its entirety with the following:

“Section 1.06.  Notice to Holders; Waiver.  When this Senior Debt Securities Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in writing and mailed, first-class postage prepaid, to each Holder of a Senior Debt Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a).”

(viii)	The first sentence of the third paragraph of Section 1.06 shall be replaced in it entirety by the following sentence:

“When notice to Holders of Senior Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.”

(ix)	Section 1.09 shall be replaced in its entirety with the following paragraph:

“Section 1.09. Successors and Assigns.  All covenants and agreements in this Senior Debt Securities Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.”

(x)	Section 1.11 shall be replaced in its entirety with the following paragraph:

“Section 1.11. Benefits of Senior Debt Securities Indenture.  Nothing in this Senior Debt Securities Indenture, in the Senior Debt Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Senior Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Senior Debt Securities Indenture.”

(xi)	Section 1.12 shall be replaced in its entirety with the following paragraph:

“Section 1.12. Governing Law.  This Senior Debt Securities Indenture, the Senior Debt Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of the Senior Debt Securities Indenture, the Senior Debt Securities and the Guarantees shall be governed by (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of the Company, the Guarantor and the Trustee, as the case may be.”

(xii)	Section 1.14 shall be replaced in its entirety with the following paragraph:

“Section 1.14 Appointment of Agent for Service.  Each of the Company and the Guarantor has designated and appointed John Fawcett, Chief Financial Officer, Citizens Financial Group, Inc., 600 Washington Boulevard, Stamford, Connecticut, 06901, as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Senior Debt Securities or this Senior Debt Securities Indenture, but for that purpose only, and agrees that service of process upon said John Fawcett shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or

State court in the Borough of Manhattan, The City of New York, New York. Such appointment shall be irrevocable so long as any of the Senior Debt Securities remain Outstanding until the appointment of a successor by the Company or the Guarantor and such successor’s acceptance of such appointment. Upon such acceptance, the Company or the Guarantor shall notify the Trustee of the name and address of such successor. Each Company and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said John Fawcett in full force and effect so long as any of the Senior Debt Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action. The Company and the Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit or proceeding.”

(xiii)	The second, third and fourth paragraphs of Section 2.01 shall be replaced in their entirety with the following paragraphs:

“The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.03 or Section 6.14.

The Guarantee by the Guarantor to be endorsed on the Senior Debt Securities of each series shall be substantially in the form set forth in this Article, or as shall be established by or pursuant to a Guarantor Board Resolution or Officer’s Certificate of the Guarantor or in one of more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Senior Debt Securities Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer or officers executing such Guarantees, as evidences by the officer’s or officers’ execution (whether by facsimile or otherwise) of the Guarantees.

The definitive Senior Debt Securities and Guarantees shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Senior Debt Securities may be listed, all as determined by the officers executing such Senior Debt Securities and Guarantees, as evidenced by their execution thereof.”

(xiv)	The following paragraphs shall be inserted as a new Section 2.02 after Section 2.01:

“Section 2.02.  Form of Guarantee.  The Guarantee shall be in substantially the following form:

GUARANTEE OF THE ROYAL BANK OF SCOTLAND GROUP plc

THE ROYAL BANK OF SCOTLAND GROUP plc (herein called the “Guarantor,” which term includes any successor person under the Indenture (as defined on the reverse hereof)) hereby unconditionally guarantees (the “Guarantee”) to each holder of this Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under the Senior Debt Securities Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Senior Debt Securities Indenture.  In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under the Senior Debt Securities Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), the Guarantor hereby agrees to pay, or cause any such payment to be made, punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company in accordance with the terms of such Senior Debt Security and of the Senior Debt Securities Indenture.

Unless otherwise defined herein, all terms used in this Guarantee which are defined in the Senior Debt Security Indenture shall have the meanings assigned to them in the Senior Debt Security Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:

Executed by THE ROYAL BANK OF SCOTLAND GROUP PLC at

By:
Name:
Title: Authorised Signatory

Name:
Title: Authorised Signatory

(xv)	Section 2.02 shall be replaced in its entirety with the following:

Form of Trustee’s Certificate of Authentication.  The Trustee’s certificate of authentication shall be in substantially the following form.

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated:

[NAME OF APPLICABLE TRUSTEE] as Trustee

By:
Authorized Signatory

(xvi)	Section 2.02 shall be re-numbered as Section 2.03 and all references to Section 2.02 shall be amended accordingly.

(xvii)	Paragraph (d) of Section 3.01 shall be replaced in its entirety with the following paragraph:

“(d)           the rate or rates, if any, at which the Senior Debt Securities of the series shall accrue interest or the manner of calculation of such rate or rates, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, if other than as specified in Section 3.07 and the Regular Record Date for the interest payable on any Interest Payment Date and any dates required to be established pursuant to Section 7.01;”

(xviii)	Paragraph (i) of Section 3.01 shall be replaced in its entirety with the following paragraph:

“(i)           if other than denominations of $1,000 and any multiple thereof, the denominations in which Senior Debt Securities of the series in each applicable form shall be issuable;”

(xix)	Paragraph (m) of Section 3.01 shall be replaced in its entirety with the following paragraph:

“(m)           if other than dollars, provisions, if any, for the Senior Debt Securities of the series to be denominated, and payments thereon to be made, in Foreign Currencies and specifying the manner and Place of Payment thereon and any other terms with respect thereto;”

(xx)	The following paragraph shall be inserted as paragraph (v) of Section 3.01:

“(v)           the Trustee for such series of Senior Debt Securities who shall also be named in an indenture supplemental hereto for a particular series of Senior Debt Securities if the Trustee for such series is not the Trustee named in the first paragraph of this Senior Debt Securities Indenture.”

(xxi)	The penultimate paragraph of Section 3.01 shall be replaced in its entirety with the following paragraph:

“All Senior Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such action or in any such Officer’s Certificate or indenture supplemental hereto.”

(xxii)	Section 3.02 shall be replaced in it entirety with the following paragraph:

“Section 3.02. Denominations.  The Senior Debt Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to Senior Debt Securities of any series, the Senior Debt Securities of each series shall be issuable in denominations of $1,000 each and any integral multiple thereof. Unless otherwise specified in accordance with Section 3.01, any Global Security issued and delivered to the Holder shall be issued in the form of units with each $1,000 principal amount of such Global Security constituting one unit.”

(xxiii)	The fourth paragraph of Section 3.03 shall be replaced in its entirety with the following sentence:

“Each Senior Debt Security shall be dated the date of its authentication.”

(xxiv)	The first paragraph of Section 3.04 shall be replaced in its entirety with the following paragraph:

“Section 3.04. Temporary Senior Debt Securities.  Pending the preparation of definitive Senior Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Senior Debt Securities substantially of the tenor of the definitive Senior Debt Securities in lieu of which they are issued, and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor substantially of the tenor of the definitive Guarantees, which

Senior Debt Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Senior Debt Securities shall be issuable as Senior Debt Securities without coupons attached in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Senior Debt Securities may determine, all as evidenced by such execution.”

(xxv)	Section 3.05 shall be replaced in its entirety with the following paragraphs:

“Section 3.05.  Registration, Registration of Transfer and Exchange.

(e) Global Securities. This Section 3.05(a) shall apply to Global Securities unless otherwise specified, as contemplated by Section 3.01.

Except as otherwise specified, as contemplated by Section 3.01 hereof, the Senior Debt Securities shall be initially issued and represented by one or more Global Securities, without Coupons attached thereto, which shall be authenticated as contemplated by this Senior Debt Securities Indenture.

Each Global Security authenticated under this Senior Debt Securities Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Senior Debt Security for all purposes of this Senior Debt Securities Indenture.  Except as otherwise specified, as contemplated by Section 3.01 hereof, each Global Security authenticated under this Senior Debt Securities Indenture shall be initially registered in the name of DTC only.

Unless the Global Security is presented by an authorized representative of the Holder to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of a nominee of the Holder and any payment is made to such nominee, any transfer, pledge or other use of the Global Security for value or otherwise shall be wrongful since the registered owner of such Global Security, the nominee of the Holder, has an interest in such Global Security.

Except as otherwise specified, as contemplated by Section 3.01 hereof, any Global Security shall be exchangeable for definitive Senior Debt Securities only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section only (i) if the relevant Depositary notifies the Trustee that it is unwilling or unable to continue to act as Depositary, (ii) if, in the event of a winding-up of the Company, the Company fails to make a payment on the Senior Debt Securities when due, or (iii) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Senior Debt Securities of that series .  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for, unless otherwise specified or contemplated by Section 3.01, definitive Senior Debt Securities  bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the Global Security so exchangeable. Definitive Senior Debt Securities shall be registered in the names of the owners of the beneficial interests in such Global Securities as such names are from time to time provided by the Holder to the Trustee.

Any Global Security that is exchangeable pursuant to the preceding paragraph, unless otherwise specified as contemplated by Section 3.01, shall be exchangeable for Senior Debt Securities issuable in authorized denominations of a like aggregate principal amount and tenor.

No Global Security may be transferred except as a whole by the Holder to a nominee of the Holder or by the Holder or any such nominee to a successor of the Holder or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Senior Debt Securities in definitive form and will not be considered the holders thereof for any purpose under this Senior Debt Securities Indenture.

In the event that a Global Security is surrendered for redemption or exchange for stock or other securities of the Company or another entity or other entities in part pursuant to Section 11.07, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed or unexchanged portion of the principal of the Global Security so surrendered.

The Agent Members and any other beneficial owners shall have no rights under this Senior Debt Securities Indenture with respect to any Global Security held on their behalf by a Holder, and such Holder may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between any such Holder or other clearance service and its Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Senior Debt Securities Indenture.

In connection with any exchange of interests in a Global Security for definitive Senior Debt Securities of another authorized form, as provided in this Section 3.05(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Senior Debt Securities in aggregate principal amount equal to the principal amount of such Global Security or the portion to be exchanged executed by the Company.  On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Holder to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Senior Debt Securities without charge in which case the Company or Trustee may require payment of any taxes or governmental charges arising) and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of definitive Senior Debt Securities of authorized denominations as the portion of such Global Security to be exchanged.  Any Global Security that is exchangeable pursuant to this Section 3.05 shall be exchangeable for Senior Debt Securities issuable in the denominations specified as contemplated by Section 3.01 and registered in such names as the Holder of such Global Security shall direct.  If a definitive Senior Debt Security  is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Senior Debt Security, but will be payable on such Interest Payment Date only to the person to whom payments of interest in respect of such portion of such Global Security are payable.

A Depositary may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Senior Debt Securities Indenture with respect to the Senior Debt Securities.

(f) Except as otherwise specified pursuant to Section 3.01, Senior Debt Securities of any series may only be exchanged for a like aggregate principal amount of Senior Debt Securities of such series of other authorized denominations containing identical terms and provisions. Senior Debt Securities to be exchanged shall be surrendered at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, and the Company shall execute, and if applicable, the Guarantor shall endorse the Guarantee thereon, and the Trustee shall authenticate and deliver, in exchange therefor the Senior Debt Security or Senior Debt Securities of the same series which the Holder making the exchange shall be entitled to receive.

Except as otherwise specified pursuant to Section 3.01, the Company shall cause to be kept in the principal corporate trust office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Senior Debt Security Register” provided, no such Senior Debt Security Register shall be maintained in any office or agency in the United Kingdom other than in Scotland) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Senior Debt Securities and of transfers of such Senior Debt Securities. Except as otherwise specified pursuant to Section 3.01, the Trustee is hereby appointed “Senior Debt Security Registrar” for the purpose of registering Senior Debt Securities  and transfers of Senior Debt Securities  as herein provided.

Senior Debt Securities shall be transferable only on the Senior Debt Security Register.  Upon surrender for registration of transfer of any Senior Debt Security of any series, together with the form of transfer endorsed on it, duly completed and executed at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and if applicable, the Guarantor shall endorse the Guarantee thereon, and the Trustee shall authenticate and deliver to the address specified in the formal transfer, within three Business Days, in the name of the designated transferee or transferees, one or more new Senior Debt Securities of the same series of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount.

If only part of a Senior Debt Security is transferred, a new Senior Debt Security of an aggregate principal amount equal to the amount not being transferred shall be executed by the Company, and authenticated and delivered by the Trustee to the transferor, in the name of the transferor, within three Business Days after the Trustee acting as Paying Agent pursuant to Section 10.02 receives the Senior Debt Security.  The new Senior Debt Security will be delivered to the transferor by uninsured post at the risk of the transferor to the address of the transferor appearing in the Senior Debt Security Register.  A new Senior Debt Security of an aggregate principal amount equal to the amount being transferred shall be delivered by the Trustee to the transferee, in the name of the transferee, within three Business Days after the Trustee acting as Paying Agent pursuant to Section 10.02 receives the Senior Debt Security.  The new

Senior Debt Security will be delivered to the transferee by uninsured post at the risk of the transferee to the address of the transferee specified in the form of transfer.

All Senior Debt Securities issued upon any registration of transfer or exchange of Senior Debt Securities shall be the valid obligations of the Company, and the Guarantor, respectively evidencing the same debt, and entitled to the same benefits under this Senior Debt Securities Indenture, as the Senior Debt Securities surrendered upon such registration of transfer or exchange.

Every Senior Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Senior Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Debt Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange any Senior Debt Security of any series during a period beginning at the opening of business 15 days before the day of the giving of a notice of redemption of Senior Debt Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the day of the giving of such notice, or (ii) to register the transfer of or exchange any Senior Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Senior Debt Securities being redeemed in part.”

(xxvi)	Sections 3.07 and 3.08 shall be replaced in their entirety by the following paragraphs:

“Section 3.07. Payment; Interest Rights Preserved.  Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, interest, if any, on any Senior Debt Securities which is payable, and is paid or duly provided for, on any Interest Payment Date shall be paid to the Holder at the close of business on the Regular Record Date for such interest including through a Paying Agent of the Company designated pursuant to Section 3.01 outside the United Kingdom for collection by the Holder.

In the case of Senior Debt Securities where payment is to be made in dollars, payment at any Paying Agent’s office outside The City of New York will be made in dollars by check drawn on, or, at the request of the Holder, by transfer to a dollar account maintained by the payee with, a bank in The City of New York.

In the case of Senior Debt Securities where payment is to be made in a Foreign Currency, payment will be made as established pursuant to Section 3.01.

Any interest on any Senior Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called “Default Interest”. Default Interest on any Senior Debt Security of any series shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue then of having been such Holder, and such Default Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(g) The Company may elect to make payment of any Default Interest to the Persons in whose names the Senior Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Default Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Default Interest proposed to be paid on each Senior Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Default Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Default Interest as in this clause provided.  Thereupon the Company shall fix a Special Record Date for the payment of such Default Interest in respect of such Senior Debt Securities of such series which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after it delivers to the Trustee notice of the proposed payment.  The Company shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Default Interest and the Special Record Date therefor to be given in the manner and to the extent provided in Section 1.06, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Default Interest on the Senior Debt Securities of such series and the Special Record Date therefor having been so given, such Default Interest on the Senior Debt Securities of such series shall be paid in the case of Senior Debt Securities to the Persons in whose names such Senior Debt Securities (or their respective Predecessor Securities) are registered in the Senior Debt Security Register at the close of business on the Special Record Date, and such Default Interest shall no longer be payable pursuant to the following clause (b); or

(h) The Company may make payment of any Default Interest on the Senior Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Senior Debt Security delivered under this Senior Debt Securities Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Debt Security.

Section 3.08.  Persons Deemed Owners.  Prior to due presentment of a Senior Debt Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Senior Debt Security is registered as the owner of such Senior Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Senior Debt Security and for all other purposes whatsoever, whether or not such Senior Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.”

(xxvii)	The following paragraph shall be added as a new Section 3.12:

“Section 3.12. Additional Senior Debt Securities.  The Company may, from time to time, without the consent of the Holders of the Senior Debt Securities of any series, issue additional Senior Debt Securities of one or more of the series of Senior Debt Securities issued under this Senior Debt Indenture, having the same ranking and same interest rate, Maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as the Senior Debt Securities; provided, however, that such additional Senior Debt Securities must be fungible with the Senior Debt Securities for U.S. federal income tax purposes.  Any such additional Senior Debt Securities, together with the Senior Debt Securities of the applicable series, will constitute a single series of Senior Debt Securities under this Indenture and shall be included in the definition of “Senior Debt Securities” in this Indenture where the context requires.”

(xxviii)	The following paragraph shall be added as a new Section 3.13:

“Section 3.13. Correction of Minor Defects in or Amendment of Senior Debt Securities.  If, after issuance of any Senior Debt Security (including any Global Security), the Company, the Guarantor or the Trustee shall become aware of any ambiguity, defect or inconsistency in any term of a Senior Debt Security or Global Security, as the case may be, or, with respect to any Senior Debt Security (including any Global Security) issued on or after the date hereof, the Company, the Guarantor and the Trustee agree to amend such Senior Debt Security as contemplated by Section 9.01(m), the parties hereto shall provide for the execution, authentication, deliver and dating of one or more replacement Senior Debt Securities or Global Securities, as the case may be, pursuant to Section 3.03 hereto.

(xxix)	Paragraphs (a) and (b) of Section 6.03 shall be replaced in their entirety with the following paragraphs:

“(a)           the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;”

(xxx)	The final paragraph and form of signature block provided for in Section 6.14 shall be replaced with the following:

“If an appointment with respect to one or more series is made pursuant to this Section, the Senior Debt Securities of such series may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in substantively the following form:

This is one of the Senior Debt Securities referred to in the within-mentioned Senior Debt Securities Indenture.

[NAME OF APPLICABLE TRUSTEE] as Trustee

By:
as Authorized Agent

(xxxi)	The following paragraph shall be added as a new Section 6.15:

“Section 6.15. Appointment of Additional Trustees.  The Company and the Guarantor may appoint a Trustee for a particular series of Senior Debt Securities other than the Trustee named in the first paragraph of this Senior Debt Securities Indenture by executing and delivering an indenture supplemental hereto where such Trustee accepts such appointment as contemplated by Sections 3.01(v) and 9.01(l) (it being understood that at any time there shall be only one Trustee with respect to the Senior Debt Securities of any particular series); provided that, at the time of such acceptance, such Trustee shall be qualified and eligible under this Article 6.  Upon such acceptance, such Trustee shall be vested with all the rights, powers, trusts and duties of a Trustee under this Senior Debt Securities Indenture with respect to the Senior Debt Securities of such series

(xxxii)	Section 7.01 shall be replaced in its entirety with the following:

“Section 7.01.  Company and Guarantor to Furnish Trustee Names and Addresses of Holders.  The Company (or the Guarantor, if applicable), with respect to any series of Senior Debt Securities, will furnish or cause to be furnished to the Trustee

(a)           quarterly, not more than 15 days after each Regular Record Date (or after each of the dates to be specified for such purpose for non-interest bearing Senior Debt Securities and Senior Debt Securities on which interest is paid less frequently than quarterly as contemplated by Section 3.01), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Senior Debt Securities as of such Regular Record Date or such specified date, and

(b)           at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.01 the names and addresses of Holders of Senior Debt Securities so long as the Trustee acts as Senior Debt Security Registrar with respect to such series of Senior Debt Securities.”

(xxxiii)	Paragraph (a) of Section 8.01 shall be replaced in its entirety with the following paragraph:

“(a)           the corporation formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company or the Guarantor substantially as an entirety (i) shall be a company organized and existing under the laws of the United Kingdom or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company the due and punctual payment of the principal of (and premium, if any), interest and Additional Amounts, if any, on all the Senior Debt Securities in accordance with the provisions of such Senior Debt Securities and this Senior Debt Securities Indenture and, in the case of the Guarantor, the guarantee provisions in Article 12, and the performance of every covenant of this Senior Debt Securities Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed; and”

(xxxiv)	Section 8.03 shall be replaced with the following paragraphs and its final paragraph deleted in their entirety:

Section 8.03. Assumption of Obligations.  With respect to the Senior Debt Securities of any series, a wholly-owned Subsidiary of the Company (a “successor entity”) may without the consent of any Holder assume the obligations of the Company (or any corporation which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on any series of Senior Debt Securities in accordance with the provisions of such Senior Debt Securities and this Senior Debt Securities Indenture and the performance of every covenant of this Senior Debt Security Indenture and such series of Senior Debt Securities on the part of the Company to be performed or observed, provided that:

(a) the successor entity shall expressly assume such obligations by an amendment to the Senior Debt Securities Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to the Senior Debt Securities Indenture, unconditionally guarantee (such guarantee shall be given on a Senior basis consistent with Article Twelve hereof) all of the obligations of such successor entity under the Senior Debt Securities of such series and the Senior Debt Securities Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company’s and Guarantor’s obligations to pay Additional Amounts, if any, payable pursuant to Section 10.04 in respect of the Senior Debt Securities, references to such successor entity’s country of organization will be added to references to the United Kingdom);

(b) such successor entity shall confirm in such amendment to the Senior Debt Securities Indenture that such successor entity will pay all Additional Amounts, if any, payable pursuant to Section 10.04 (subject to the exceptions described therein) in respect of all the Senior Debt Securities (provided, however, that for these purposes such successor entity’s country of organization will be substituted for the United Kingdom in the definition of “Taxing Jurisdiction”);

(c) immediately after giving effect to such assumption of obligations, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption complies with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Senior Debt Securities Indenture with respect to any such Senior Debt Securities with the same effect as if such successor entity had been named as the Company in this Senior Debt Securities Indenture (provided, however, that the right of the successor to redeem the Senior Debt Securities of the relevant series pursuant to Section 11.08 shall only apply with respect to any change or amendment to, or change in the application or official interpretation of, the laws or regulations (including any treaty) of the successor’s jurisdiction of incorporation which occurs after the date of assumption), and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Senior Debt Securities except as provided in clause (a) of this Section 8.03.”

(xxxv)	Paragraph (f) of Section 9.01 shall be replaced in its entirety with the following paragraph:

“(f)           to establish the form or terms of Senior Debt Securities of any series as permitted by Section 2.01 or 3.01;”

(xxxvi)	The following paragraphs shall be added to Section 9.01:

“(l)           to name a Trustee for a particular series of Senior Debt Securities other than the Trustee named in the first paragraph of this Senior Debt Securities Indenture and to provide for the appropriate changes related to such appointment for a particular series of Senior Debt Securities;

(m) with respect to any Senior Debt Security (including a Global Security) issued on or after the date hereof, to amend any such Senior Debt Security to conform to the description of the terms of such Senior Debt Security in the prospectus, prospectus supplement, product supplement, pricing supplement or any other similar offering document related to the offering of such Senior Debt Security.”

(xxxvii)	The first sentence of Section 10.02 shall be replaced in its entirety with the following sentence:

“Section 10.02. Maintenance of Office or Agency.  The Company and the Guarantor will maintain in each Place of Payment for any series of Senior Debt Securities an office or agency where Senior Debt Securities of that series may be presented or surrendered for payment, where Senior Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Senior Debt Securities of that series and this Senior Debt Securities Indenture may be served; provided, however, that at the option of the Company in the case of definitive Senior Debt Securities of such series, payment of any interest thereon may be made by check mailed to the address of the Person entitled herein as such address shall appear in the Senior Debt Security Register.”

(xxxviii)	The word “withholdings” in the second sentence of the first paragraph of Section 10.04 shall be replaced with the word “withholding”.

(xxxix)	Each reference to the word “holder” in paragraphs (vi) and (vii) of Section 10.04 shall be replaced by the word “Holder”.

(xl)	The penultimate paragraph of Section 10.04 shall be replaced in its entirety with the following paragraph:

“nor shall Additional Amounts be paid with respect to the principal of, and interest on, the Senior Debt Securities to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the Holder.”

(xli)	The words “registered Senior Debt Securities” in the first and third paragraphs of Section 11.03 shall be replaced with the words “Senior Debt Securities”

(xlii)	The words “in registered form” in the second sentence of Section 11.06 and in the first sentence of Section 11.07 shall be deleted in their entirety.

(xliii)	The Section 11.08 shall be replaced in its entirety with the following paragraphs:

Section 11.08. Optional Redemption Due to Changes in Tax Treatment.  Unless otherwise provided in the Senior Debt Securities of any series, the Company and, if applicable, the Guarantor will have the option to redeem the Senior Debt Securities of any series as a whole but not in part, on not less than 30 nor more than 60 days’ notice, on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such series of Senior Debt Securities to the date fixed for redemption (or, in the case of Original Issue Discount Securities, the accreted face amount thereof) together with accrued interest, if any, if, at any time, the Company (or, if applicable, the Guarantor) shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after the issue date of such series of Senior Debt Securities pursuant to Section 3.01:

(a)           in making payment under the Senior Debt Securities in respect of principal or premium, if any, or interest, if any, it (or the Guarantor, if applicable) has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           the payment of interest on the next Interest Payment Date in respect of any of the Senior Debt Securities would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on the next Interest Payment Date the Company (or the Guarantor, if applicable) would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company (or, if applicable, the Guarantor) shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Senior Debt Securities of any series, the Company (or, if applicable, the Guarantor) shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company) (or, if applicable, the Guarantor) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company (or, if applicable, the Guarantor) is entitled to exercise its right of redemption.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.”

(xliv)	Section 12.01 shall be replaced in its entirety with the following paragraph:

“Section 12.01. The Guarantee.  The Guarantor hereby unconditionally guarantees to each Holder of a Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under this Senior Debt Securities Indenture, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of this Senior Debt Securities Indenture.  In case of the failure of the Company to punctually pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under this Senior Debt Securities Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), the Guarantor hereby agrees to pay or cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.”

(xlv)	Section 12.02 shall be replaced in its entirety by the following paragraphs:

“Section 12.02. Net Payments.

(i) For the March Senior Debt Securities this Section 12.02 applies:

All payments of principal of and premium, if any, interest and any other amounts on, or in respect of, the Senior Debt Securities of any series shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the United Kingdom, or the jurisdiction of residence or incorporation of any successor to the Guarantor, or any political subdivision or taxing authority thereof or therein (the “Guarantor Taxing Jurisdiction”), unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a Guarantor Taxing Jurisdiction or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a Guarantor Taxing Jurisdiction).  If a withholding or deduction at source is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Senior Debt Security such additional amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and this Senior Debt Securities Indenture to be then due and payable; provided, however, that the Guarantor shall not be required to make payment of such additional amounts for or on account of:

(e) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder, if such Holder is an estate, a trust, a partnership or a corporation) and the United Kingdom and its possessions or any other Guarantor Taxing Jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof, being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where presentation is required, by the Holder of a Senior Debt Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(f) any capital gain, estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(g) any tax assessment or other governmental charge that is payable otherwise than by withholding from payments on or with respect to the Senior Debt Securities;

(h) any tax assessment or other governmental charge that is imposed on a payment to an individual and that is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN council meeting of November 26 – 27, 2000 on the taxation of savings income, or any law implementing or complying with, or introduced in order to conform to, such directives;

(i) any tax assessment or other governmental charge required to be withheld by any paying agent from any payment of principal or other amounts payable, or interest on the Senior Debt Securities, to the extent that such payment can be made without such withholding by presentation of the Senior Debt Securities to any other paying agent;

(j) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Senior Debt Security to comply with any reasonable request by the Company addressed to the Holder or, if different, the direct nominee of a beneficiary of the payment, within 90 days of such request (A) to provide information or certification concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant Guarantor Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(k) any combination of paragraphs (a), (b), (c), (d), (e) and (f);

nor shall additional amounts be paid with respect to any payment of the principal of, or premium, if any, interest or any other amounts on, any such Senior Debt Security to any Holder who is a fiduciary, a partnership or any other Person, other than the sole beneficial owner of such Senior Debt Security to the extent such payment would be required by the laws of the relevant Guarantor Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of the Senior Debt Security.

Whenever in this Senior Debt Securities Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Senior Debt Security of any series or the net proceeds received on the sale or exchange of any Senior Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided in or pursuant to this Senior Debt Securities Indenture or the Senior Debt Securities of the applicable series, at least 10 days prior to the first interest payment date with respect to a series of Senior Debt Securities (or if the Senior Debt Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment in respect of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor’s Officer’s Certificate, the Guarantor shall furnish to the Trustee and the Paying Agent, a Guarantor’s Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and premium, if any, interest or any other amounts on the Senior Debt Securities of such series shall be made to Holders of Senior Debt Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 12.02.  If any such withholding shall be required, then such Guarantor’s Officer’s Certificate shall specify by Guarantor Taxing Jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Senior Debt Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the additional amounts required by this Section 12.02.  The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor’s Officer’s Certificate furnished pursuant to this Section 12.02.

(ii) For Senior Debt Securities issued on or after the date hereof the this Section 12.02 applies:

All payments on, or in respect of, the Senior Debt Securities of any series shall be made by the Guarantor without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any Taxing Jurisdiction, unless such deduction or withholding is required by law.  If a withholding or deduction at source is required, the Guarantor shall, subject to the same limitations and exceptions set forth in Section 10.04 of this Senior Debt Securities Indenture, pay to the Holder of any such Senior Debt Security such additional amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and this Senior Debt Securities Indenture to be then due and payable.

Except as otherwise provided in or pursuant to this Senior Debt Securities Indenture or the Senior Debt Securities of the applicable series, at least 10 days prior to the first interest payment date on which payment is to be made under Section 12.01 with respect to a series of Senior Debt Securities (or if the Senior Debt Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date on which payment of principal or interest is to be made under Section 12.01 if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Guarantor shall furnish to the Trustee and the Paying Agent, an Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and premium, if any, interest or any other amounts on the Senior Debt Securities of such series shall be made to Holders of Senior Debt Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 12.02.  If any such withholding shall be required, then such Officer’s Certificate shall specify by Guarantor Taxing Jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Senior Debt Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the additional amounts required by this Section 12.02.  The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished by the Guarantor pursuant to this Section 12.02.”

(xlvi)	The words “THIS AGREEMENT” in Section 12.08 shall be replaced with the words “THIS SENIOR DEBT SECURITIES INDENTURE”.